EXHIBIT 99.1


                     MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of November 1, 2007, between Bank of America, National Association, as seller (the "Seller" or "Bank of America") and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule"): except that the Seller will retain the master servicing rights (the "Servicing Rights") with regard to the Mortgage Loans in its capacity as Master Servicer (as defined below) and shall enter into certain Sub-Servicing Agreements with Sub-Servicers, all as contemplated in the Pooling and Servicing Agreement (as defined below).

            The Purchaser intends to transfer or cause the transfer of the Mortgage Loans to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Fitch, Inc. and/or Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Offered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of November 1, 2007 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, National Association, as master servicer (the "Master Servicer"), Midland Loan Services, Inc., as special servicer (the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (in such capacity, the "Trustee") and as REMIC administrator. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Offered Certificates to Banc of America Securities LLC ("BAS"), Lehman Brothers Inc. ("Lehman Brothers") and Morgan Stanley & Co. Incorporated ("Morgan Stanley" and, collectively with BAS and Lehman Brothers, the "Underwriters") pursuant to an underwriting agreement, dated as of November 9, 2007 (the "Underwriting Agreement"). BACM intends to place the remaining Classes of Certificates (the "Non-Offered Certificates") through BAS, as placement agent (in such capacity, the "Placement Agent"), pursuant to a private placement agency agreement, dated as of November 9, 2007 (the "Private Placement Agency Agreement"), among BACM and BAS. The Offered Certificates are more fully described in the prospectus dated November 9, 2007 (the "Base Prospectus"), and the supplement to the Base Prospectus dated November 9, 2007 (the "Prospectus Supplement"; and, together with the Base Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The privately offered Non-Offered Certificates are more fully described in a private placement memorandum, dated November 9, 2007 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

            The Seller will indemnify the Underwriters, the Placement Agent and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of November 9, 2007 (the "Indemnification Agreement"), among the Seller, the Purchaser, the Underwriters and the Placement Agent.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase and Sell.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing, which amount includes interest accrued on the Mortgage Loans after the Cut-off Date and takes into account credits, sales concessions and such other adjustments, which amount shall be payable on or about November 20, 2007 in immediately available funds. The Purchaser shall be entitled to all interest accrued on the Mortgage Loans on and after the Cut-off Date and all principal payments received on the Mortgage Loans after the Cut-off Date except for principal and interest payments due and payable on the Mortgage Loans on or before the Cut-off Date, which shall belong to the Seller.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights), including without limitation all principal and interest due on or with respect to the Mortgage Loans after the Cut-off Date, together with Bank of America's right, title and interest in and to any related insurance policies and all other documents in the related Mortgage Files.

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date or within the time periods specified in Section 2.01 of the Pooling and Servicing Agreement, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the documents, instruments and agreements required to be delivered by the Purchaser to the Trustee under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01, and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request.

            (d) The Seller hereby represents that it has, on behalf of the Purchaser, delivered or caused to be delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

            (e) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(c). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(c) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File; provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan countersigned by the related title company or its authorized agent.

            (f) [Reserved].

            (g) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (h) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

            (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available hereunder for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) The Seller is a national banking association, duly authorized, validly existing and in good standing under the laws of the United States of America.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan or REO Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller certifies in writing to the Purchaser (i) that, as evidenced by an accompanying Opinion of Counsel, any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of
Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulations Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

            For purposes of this Section 4(c), "Resolution Extension Period" shall mean:

            (i) for purposes of remediating a Material Breach with respect to any Mortgage Loan, the 90-day period following the end of the applicable Initial Resolution Period;

            (ii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is not a Specially Serviced Loan at the commencement of, and does not become a Specially Serviced Loan during, the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (i) the 90th day following the end of such Initial Resolution Period and (ii) the 45th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

            (iii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a not a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of such Servicing Transfer Event; and

            (iv) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, zero days; provided, however, if the Seller did not receive written notice from the Master Servicer or the Special Servicer of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event shall be deemed to have occurred during such Initial Resolution Period and the immediately preceding clause (iii) of this definition will be deemed to apply.

            In addition, the Seller shall have an additional 90 days to cure such Material Document Defect or Material Breach, provided that the Seller has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Set of Mortgage Loans are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Set of Mortgage Loans shall be treated as a single Mortgage Loan.

            If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this Section 4(c), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or part of a portfolio of Mortgaged Properties (that provides that a property may be uncrossed from the other Mortgaged Properties) and (z) the applicable Material Breach or Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties included in such portfolio (without regard to this paragraph), then the applicable Material Breach or Material Document Defect (as the case may be) will be deemed to constitute a Material Breach or Material Document Defect (as the case may be) as to any related Cross-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Seller shall repurchase or substitute for any related Cross-Collateralized Mortgage Loan in the manner described above unless, in the case of a Material Breach or Material Document Defect, both of the following conditions would be satisfied if the Seller were to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loans or affected Mortgaged Properties as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph: (i) the debt service coverage ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio immediately prior to the repurchase, (b) the debt service coverage ratio on the Closing Date, and (c) 1.25x and (ii) the loan-to-value ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties is not greater than the lesser of (a) the loan-to-value ratio immediately prior to the repurchase, (b) the loan-to-value ratio on the Closing Date, and (c) 75%. In the event that both of the conditions set forth in the preceding sentence would be satisfied, the Seller may elect either to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase or substitute for the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties.

            To the extent that the Seller repurchases or substitutes for an affected Cross-Collateralized Mortgage Loan or Mortgaged Property in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and the Depositor shall either uncross the repurchased Cross-Collateralized Mortgage Loan or affected Mortgaged Property or, in the case of a Cross-Collateralized Mortgage Loan, forbear from enforcing any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans or Mortgaged Properties, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loans or Mortgaged Properties held by such party, then both parties shall forbear from exercising such remedies until the related Mortgage Loan documents can be modified to remove the threat of impairment as a result of the exercise of remedies. "Primary Collateral" shall mean the Mortgaged Property directly securing a Cross-Collateralized Mortgage Loan excluding, however, any Mortgaged Property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of such loans.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

      If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

            Except as set forth in Section 4(f), it is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) Subject to the specific delivery requirements set forth in the Pooling and Servicing Agreement, if the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

            (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

            (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

            (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of the 90th day following the Closing Date, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

            (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File; and

            (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

            (e) For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any serviced Companion Loan that is deposited into another securitization, the depositor for such other securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on the schedules pertaining to information required by Regulation AB attached to the Pooling and Servicing Agreement, within the time periods set forth in Article XI of the Pooling and Servicing Agreement.

            (f) With respect to any action taken concerning "due-on-sale" or a "due-on-encumbrance" clause as set forth in Section 3.08(a) of the Pooling and Servicing Agreement or a defeasance, any fees or expenses related thereto, including any fee charged by a Rating Agency that is rendering a written confirmation, to the extent that the related Mortgage Loan documents do not permit the lender to require payment of such fees and expenses from the Mortgagor and the Master Servicer or the Special Servicer, as applicable, has requested that the related Mortgagor pay such fees and expenses and such Mortgagor refuses to do so, shall be paid by the Seller.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.

            The parties hereto shall cooperate with Deloitte & Touche LLP (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) The result of any examination of the Mortgage Files and Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

            (vii) Neither the Private Placement Agency Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

            Each party agrees to use its commercially reasonable best efforts to perform its respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of good standing regarding the Seller from the Comptroller of the Currency, dated not earlier than 30 days prior to the Closing Date; and

            (e) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Placement Agent may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

            (f) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser, the Underwriters and the Placement Agent, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee, the Placement Agent and each Rating Agency; and

            (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (j) One or more comfort letters from the Accountants dated the date of any free writing prospectus, Prospectus Supplement and Memorandum, respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the free writing prospectus and the Prospectus Supplement and to the Purchaser and the Placement Agent in the case of the Memorandum stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any free writing prospectus, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any free writing prospectus, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any free writing prospectus, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

            SECTION 9. Costs.

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention:
Stephen Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255 and to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202), or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bank of America, National Association, 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention: Stephen L. Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255 and to Henry
A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202), or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, PURSUANT TO WHICH THE PARTIES HERETO HAVE CHOSEN THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW OF THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY
(I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loans (each a "Cross-Collateralized Set"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Set is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Set only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Set, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Set shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 21. WAIVER OF TRIAL BY JURY.

            THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 22. Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                       BANK OF AMERICA, NATIONAL
                                          ASSOCIATION


                                       By:  /s/  Stephen L. Hogue
                                          --------------------------------------
                                          Name:  Stephen L. Hogue
                                          Title: Principal


                                       BANC OF AMERICA COMMERCIAL
                                          MORTGAGE INC.


                                       By:  /s/  John S. Palmer
                                          --------------------------------------
                                          Name:  John S. Palmer
                                          Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE



Sequence   Loan Number   Loan Seller       Property Name
--------   -----------   ---------------   -----------------------------------------------------------------
                Rollup   Bank of America   Hines Office Portfolio Crossed Loans
       1       3407137   Bank of America   Hines Office Portfolio A (Rollup)
       2       3407153   Bank of America   Hines Office Portfolio C (Rollup)
       3       3407151   Bank of America   Hines Office Portfolio B (Rollup)
     3.1                 Bank of America   Hines Office Portfolio - Wells Fargo Center
     3.2                 Bank of America   Hines Office Portfolio - Summit at Douglas Ridge
     3.3                 Bank of America   Hines Office Portfolio - Olympus
     3.4                 Bank of America   Hines Office Portfolio - Johnson Ranch
     3.5                 Bank of America   Hines Office Portfolio - Roseville Corporate Center
       4       3406386   Bank of America   Hilton Anatole
       5       3407000   Bank of America   Sawgrass Mills
       6       3407568   Bank of America   Arundel Mills
       7       3406566   Bank of America   La Jolla Executive Tower
       8       3406989   Bank of America   Lakeside Mall
       9       3407373   Bank of America   Columbus Park Crossing
      10       3406702   Bank of America   Scottsdale Spectrum
      11       3406186   Bank of America   150 Broadway
      12       3405280   Bank of America   East Market at Fair Lakes
      13         23999   Bank of America   Manzanita Gate
      14       3406656   Bank of America   Station Nine Apartments
      15         24011   Bank of America   Warm Springs Industrial-Las Vegas
      16       3406945   Bank of America   Crossroads Business Park Portfolio (Rollup)
    16.1       3406945   Bank of America   Crossroads Business Park Portfolio - Crossroads Business Park II
    16.2       3406945   Bank of America   Crossroads Business Park Portfolio - Crossroads Business Park III
      17       3406809   Bank of America   Lakeview Commerce Center
      18       3407677   Bank of America   Fairfield Inn & Suites - Chicago
                Rollup   Bank of America   CVS Portfolio Crossed Loans
      19       3406312   Bank of America   CVS Portfolio Lousiana (Rollup)
    19.1       3406312   Bank of America   CVS Portfolio Lousiana - Shreveport
    19.2       3406312   Bank of America   CVS Portfolio Lousiana - Destrehan
    19.3       3406312   Bank of America   CVS Portfolio Lousiana - Florida Blvd
    19.4       3406312   Bank of America   CVS Portfolio Lousiana - Jefferson Hwy
    19.5       3406312   Bank of America   CVS Portfolio Lousiana - Alexandria
    19.6       3406312   Bank of America   CVS Portfolio Lousiana - Monroe
    19.7       3406312   Bank of America   CVS Portfolio Lousiana - Plank Road
      20       3405982   Bank of America   CVS Portfolio Texas (Rollup)
    20.1       3405982   Bank of America   CVS Portfolio Texas- Wurzbach Road
    20.2       3405982   Bank of America   CVS Portfolio Texas - North Marshall
    20.3       3405982   Bank of America   CVS Portfolio Texas - Whitehouse
    20.4       3405982   Bank of America   CVS Portfolio Texas - Mount Pleasant
    20.5       3405982   Bank of America   CVS Portfolio Texas - Kerrville
    20.6       3405982   Bank of America   CVS Portfolio Texas - Athens
    20.7       3405982   Bank of America   CVS Portfolio Texas - San Pedro Ave
    20.8       3405982   Bank of America   CVS Portfolio Texas - Kilgore
    20.9       3405982   Bank of America   CVS Portfolio Texas - Medical Ave
      21       3406313   Bank of America   CVS - Gulfport
      22       3404862   Bank of America   FedEx Portland
      23       3407164   Bank of America   Sports Club LA - Orange County
      24       3406066   Bank of America   Crescent Crown Distributing
      25         24431   Bank of America   Glenshire Villas
      26       3406692   Bank of America   380 Lafayette Street
      27       3405231   Bank of America   Gateway Commerce Center
                Rollup   Bank of America   Walgreen's Center and Best Buy - Brentwood Crossed Loans
      28       3402719   Bank of America   Walgreen's Center
      29       3403076   Bank of America   Best Buy - Brentwood
      30         22740   Bank of America   Trinity Ridge Business Center
      31         24534   Bank of America   Point View Shopping Center
      32       3405119   Bank of America   Ladera - Terrace Shops
      33       3406541   Bank of America   Deerfield Apartments
      34       3407486   Bank of America   Greenwich Gardens
      35         22458   Bank of America   Winterpock
      36       3406513   Bank of America   BJC Healthcare MOB I & II
      37       3406651   Bank of America   Chesapeake Landing
      38       3405686   Bank of America   32 East 57th Street
      39       3406163   Bank of America   Belward North
      40       3407647   Bank of America   310 Lafayette Avenue
      41         24230   Bank of America   Bandera Oaks
      42       3406908   Bank of America   Park at Bay Plaza
      43       3404632   Bank of America   Archstone North Dallas
      44       3403697   Bank of America   Visalia Pavilion
      45       3407356   Bank of America   The Villages of Kitty Hawk
      46       3406780   Bank of America   USPS - Jamaica Plain
      47       3407130   Bank of America   Foothill Views Apartments
      48         23283   Bank of America   Springhill Apartments
      49         19960   Bank of America   One 11 Plaza
      50       3406167   Bank of America   Belward South
      51       3407161   Bank of America   Gander Mountain Eden Prairie, MN
      52       3405799   Bank of America   12th and K - Sacramento
      53       3406253   Bank of America   Staybridge Suites - Mt. Laurel, NJ
      54       3406834   Bank of America   Rockwood Four Office Building
      55       3406156   Bank of America   Penn Warner Industrial Park
      56       3402655   Bank of America   DTI- Huntington Apartments
      57       3404685   Bank of America   Southeastern Container
      58       3406615   Bank of America   Holiday Inn Express - East Brunswick, NJ
      59       3407440   Bank of America   319 - 333 North Central Avenue
      60       3406683   Bank of America   Harmon Building
      61       3405511   Bank of America   Gander Mountain Knoxville
      62       3406916   Bank of America   Galleria South Apartments
      63         23025   Bank of America   Ruston Center
      64       3406490   Bank of America   Galleria North Apartments
      65       3406900   Bank of America   Stone Ridge Apartments
      66       3405683   Bank of America   Center Square
      67       3403870   Bank of America   Glidden Company Warehouse
      68       3402652   Bank of America   DTI- Coppertree Apartments
      69       3405513   Bank of America   Gander Mountain Winchester
      70       3406609   Bank of America   Superior III Self Storage
      71       3402656   Bank of America   DTI- Redstone Apartments
      72       3406674   Bank of America   Foss Landing
      73       3406668   Bank of America   Lincoln-Moody Apartments
      74       3406176   Bank of America   Plymouth Center
      75       3405427   Bank of America   Batavia Business Park
      76       3405019   Bank of America   Illini Plaza
      77       3405680   Bank of America   Lacamas Center
      78       3402660   Bank of America   DTI- Carlyle Place Apartments
      79         22624   Bank of America   Puyallup WalMart Center
      80       3406769   Bank of America   Commerce Office Park
      81         24298   Bank of America   Mills Way
      82         23787   Bank of America   Alpert LP Office
      83       3404450   Bank of America   Lemon Grove Shopping Center
      84         24187   Bank of America   Holiday Inn Express - Sugarland, TX
      85       3405469   Bank of America   Marrero Shopping Center
      86       3405226   Bank of America   Delavan Crossing
      87       3404835   Bank of America   Wickes Furniture Store
      88       3407121   Bank of America   Scenic Square Shopping Center
      89       3406442   Bank of America   East Rinco Industrial
      90       3407004   Bank of America   4401 S. Flamingo Road Retail Center
      91       3406811   Bank of America   Mountain Gate Marketplace
      92         20067   Bank of America   Sawmill Apartments
      93         23893   Bank of America   Currell Centre
      94       3407227   Bank of America   501 Richardson Drive
      95       3406904   Bank of America   Chandler Apartments
      96       3407059   Bank of America   Casa Grande Shopping Center
      97       3408608   Bank of America   The Cannery
      98         24107   Bank of America   Self Storage City
      99       3405885   Bank of America   288-290 Main Street
     100       3406673   Bank of America   Northridge-Fontana Apartments
     101         19956   Bank of America   Rivers Bend
     102       3407498   Bank of America   6215 McGill Avenue
     103       3407344   Bank of America   Walgreens - New Albany, IN
     104         24141   Bank of America   La Quinta - Webster
     105       3404600   Bank of America   Advantage Storage
     106       3405197   Bank of America   St. John's Mercy Health Care
     107       3405637   Bank of America   Rite Aid - Dunmore, PA
     108       3404462   Bank of America   Walgreen's - Alma, MI
     109       3406108   Bank of America   Pine Manor Estates
     110       3406782   Bank of America   4030 NE Halsey Street
     111         22075   Bank of America   Paris Building
     112       3407218   Bank of America   Imperial Commerce Center
     113       3404142   Bank of America   Eastern Anthony Office Building
     114         12784   Bank of America   Otter Creek Mini Storage & Offices
     115       3405849   Bank of America   Quinsigamond Plaza
     116       3402439   Bank of America   Center Point Shopping Center
     117         24079   Bank of America   Coupes Village
     118       3407082   Bank of America   4720 Salisbury Road - Jacksonville, FL
     119       3405134   Bank of America   135 South Power
     120       3408375   Bank of America   Walgreens - Mansfield, TX
     121         23967   Bank of America   Berry Avenue Office - Colorado
     122         22992   Bank of America   Market Square East Shopping Center
     123       3405307   Bank of America   University Club Apartments
     124         24112   Bank of America   Brookview Court Apartments
     125         23585   Bank of America   Sherwood Village
     126         23939   Bank of America   Liberty Square
     127         23238   Bank of America   Bakerview Retail
     128       3407350   Bank of America   231 10th Avenue
     129       3401228   Bank of America   TD Ameritrade Building
     130         24344   Bank of America   Microtel Inn
     131         23886   Bank of America   Harvard and Westgate Buildings
     132         22526   Bank of America   Garden Plaza
     133         22402   Bank of America   Re/Max Building
     134       3403948   Bank of America   Mission Viejo Town Center Parcel 2
     135       3402662   Bank of America   DTI- The Oaks Apartments
     136       3406686   Bank of America   Southern Avenue
     137       3406687   Bank of America   2000 Place
     138       3403745   Bank of America   Sisbar at Somers
     139       3406899   Bank of America   825 W Armitage
     140       3406293   Bank of America   4085 Atlantic Avenue
     141         24131   Bank of America   Sumner Retail
     142         23724   Bank of America   Eagle Clocktower
     143         24278   Bank of America   Kirkwood Retail
                                           Total


Sequence   Street Address                                                    City                State     Zip Code
--------   ---------------------------------------------------------------   -----------------   -------   --------
           Various                                                           Various             CA         Various
       1   Various                                                           Various             CA         Various
       2   Various                                                           Various             CA         Various
       3   Various                                                           Various             CA         Various
     3.1   400 Capitol Mall                                                  Sacramento          CA           95814
     3.2   3721 & 3741 Douglas Boulevard                                     Roseville           CA           95661
     3.3   3001, 3005, 3009 & 3013 Douglas Boulevard                         Roseville           CA           95661
     3.4   3300 & 3700 Douglas Boulevard                                     Roseville           CA           95661
     3.5   2998 Douglas Boulevard                                            Roseville           CA           95661
       4   2201 North Stemmons Freeway                                       Dallas              TX           75207
       5   12801 West Sunrise Boulevard                                      Sunrise             FL           33323
       6   7000 Arundel Mills Circle                                         Hanover             MD           21076
       7   4225 Executive Square                                             La Jolla            CA           92037
       8   3301 Veterans Memorial Boulevard                                  Metairie            LA           70002
       9   5555 Whittlesey Boulevard                                         Columbus            GA           31909
      10   6710, 6720 & 6730 North Scottsdale Road                           Scottsdale          AZ           85253
      11   150 Broadway                                                      New York            NY           10038
      12   4471 Market Commons Drive                                         Fairfax             VA           22030
      13   2475 Robb Drive                                                   Reno                NV           89523
      14   2211 Hillsborough Road                                            Durham              NC           27705
      15   7350-7470 Dean Martin Drive                                       Las Vegas           NV           89139
      16   Various                                                           Plantation          FL           33324
    16.1   8151 Peters Road                                                  Plantation          FL           33324
    16.2   8100 Southwest 10th Street                                        Plantation          FL           33324
      17   4015 Lakeview Corporate Drive                                     Edwardsville        IL           62025
      18   216 East Ontario Street                                           Chicago             IL           60611
           Various                                                           Various             Various    Various
      19   Various                                                           Various             LA         Various
    19.1   3300 Youree Drive                                                 Shreveport          LA           71105
    19.2   12589 Airline Highway                                             Destrehan           LA           70047
    19.3   11430 Florida Boulevard                                           Baton Rouge         LA           70815
    19.4   9608 Jefferson Highway                                            Baton Rouge         LA           70809
    19.5   4443 Jackson Street Extension                                     Alexandria          LA           71303
    19.6   2901 Sterlington Road                                             Monroe              LA           71203
    19.7   2520 Plank Road                                                   Baton Rouge         LA           70805
      20   Various                                                           Various             TX         Various
    20.1   10225 Wurzback Road                                               San Antonio         TX           78230
    20.2   400 East End Boulevard                                            Marshall            TX           75670
    20.3   100 East Main Street                                              Whitehouse          TX           75791
    20.4   601 South Jefferson Avenue                                        Mount Pleasant      TX           75455
    20.5   112 Main Street                                                   Kerrville           TX           78028
    20.6   702 East Tyler Street                                             Athens              TX           75751
    20.7   6445 San Pedro Avenue                                             San Antonio         TX           78216
    20.8   1000 Stone Road                                                   Kilgore             TX           75662
    20.9   4805 Medical Avenue                                               San Antonio         TX           78229
      21   2424 25th Avenue                                                  Gulfport            MS           39501
      22   898 Northeast Fazio Way                                           Portland            OR           97211
      23   1980 Main Street                                                  Irvine              CA           92614
      24   402 South 54th Place                                              Phoenix             AZ           85034
      25   3301 Glenshire Drive                                              Balch Springs       TX           75180
      26   380 Lafayette Street                                              New York            NY           10003
      27   7478 Limestone Drive                                              Gainesville         VA           20155
           Various                                                           Brentwood           CA           94513
      28   6570 Lone Tree Way                                                Brentwood           CA           94513
      29   6600 Lone Tree Way                                                Brentwood           CA           94513
      30   7730-7866 Trinity Road                                            Cordova             TN           38018
      31   189-207 Berdan Avenue                                             Wayne               NJ           07470
      32   1101, 1501, 1701 & 1901 Corporate Drive                           Ladera Ranch        CA           92694
      33   860 Deerfield Boulevard                                           Cincinnati          OH           45245
      34   155 Greenwich Street                                              Hempstead           NY           11550
      35   6601-6801 Lake Harbour Drive                                      Midlothian          VA           23112
      36   969 North Mason Road & 1401 MLK Drive                             St. Louis           MO           63141
      37   1551 Causeway Drive                                               Dayton              OH           45258
      38   32 East 57th Street                                               New York            NY           10022
      39   9901 Belward Campus Drive                                         Rockville           MD           20850
      40   310 Lafayette Avenue                                              Grand Rapids        MI           49503
      41   11398 Bandera Road                                                San Antonio         TX           78250
      42   9225 and 9260 Bay Plaza Boulevard                                 Tampa               FL           33619
      43   4750 Haverwood Lane                                               Dallas              TX           75287
      44   3927 West Caldwell Avenue                                         Visalia             CA           93277
      45   11801 East Loop 1604 North                                        Universal City      TX           78148
      46   655 Centre Street                                                 Jamaica Plain       MA           02130
      47   212 South Azusa Avenue                                            Azusa               CA           91702
      48   13606 Maham Road                                                  Dallas              TX           75240
      49   71703 & 71743 Highway 111                                         Rancho Mirage       CA           92270
      50   9900 Belward Campus Drive                                         Rockville           MD           20850
      51   12160 Technology Drive                                            Eden Prairie        MN           55344
      52   1020 12th Street                                                  Sacramento          CA           95814
      53   4115 Church Road                                                  Mt. Laurel          NJ           08054
      54   25 Rockwood Place                                                 Englewood           NJ           07631
      55   199, 270, 279 & 290 Canal Road                                    Fairless Hills      PA           19030
      56   1907 Dartmouth Street                                             College Station     TX           77840
      57   1630 Apex Drive                                                   Beloit              WI           53511
      58   4 Tower Center Boulevard                                          East Brunswick      NJ           08816
      59   319 - 333 North Central Avenue (Route 100)                        Hartsdale           NY           10530
      60   1944 Pacific Avenue                                               Tacoma              WA           98402
      61   11501 Parkside Drive                                              Farragut            TN           37934
      62   10654 North 60th Avenue                                           Glendale            AZ           85304
      63   205 North Service Road East                                       Ruston              LA           71270
      64   10854 North 60th Avenue                                           Glendale            AZ           85304
      65   3396 Sunriver Road                                                Bullhead City       AZ           86429
      66   13305-13309 NE Highway 99                                         Vancouver           WA           98686
      67   400 Sprowl Road                                                   Huron               OH           44839
      68   2425 Cromwell Circle                                              Austin              TX           78741
      69   251 Commonwealth Court                                            Winchester          VA           22602
      70   7716 Folsom Boulevard                                             Sacramento          CA           95826
      71   1301 Barthelow Drive                                              College Station     TX           77840
      72   1940 East D Street                                                Tacoma              WA           98421
      73   9090 Moody Street                                                 Cypress             CA           90630
      74   15200 South Tamiami Trail                                         South Fort Meyers   FL           33908
      75   1402-1424 North Batavia Street                                    Orange              CA           92867
      76   1805-1905 South Neil Street                                       Champaign           IL           61820
      77   3328 North East Third Avenue                                      Camas               WA           98607
      78   11025 Larkwood Drive                                              Houston             TX           77096
      79   9909 168th Street East & 16420 State Route 161                    Puyallup            WA           98375
      80   8650, 8727, 8730, 8770, 8847, 8850 and 8857 Commerce Park Place   Indianapolis        IN           46268
      81   1089 Mills Way                                                    Redwood City        CA           94063
      82   2999 North Powerline Road                                         Pompano Beach       FL           33069
      83   3099-3725 Lemon Grove Avenue                                      Lemon Grove         CA           91945
      84   14444 Southwest Freeway                                           Sugar Land          TX           77478
      85   4601-4657 Westbank Expressway                                     Marrero             LA           70072
      86   2113-2141 East Geneva Street                                      Delavan             WI           53115
      87   825 South Rand Road                                               Lake Zurich         IL           60047
      88   1957-1987 Scenic Highway                                          Snellville          GA           30078
      89   15120 Don Julian Road                                             City of Industry    CA           91746
      90   4401 South Flamingo Road                                          Davie               FL           33330
      91   160, 330 & 360 West Foothill Parkway                              Corona              CA           92882
      92   4200 South Sherman Drive                                          Indianapolis        IN           46237
      93   7616 Currell Boulevard                                            Woodbury            MN           55125
      94   501 Richardson Drive                                              Lancaster           PA           17603
      95   12512 Chandler Boulevard                                          Valley Village      CA           91607
      96   992 East Cottonwood Lane                                          Casa Grande         AZ           85222
      97   727 South Main Street                                             Burbank             CA           91506
      98   6740 West Flamingo Road                                           Las Vegas           NV           89103
      99   288-290 Main Street                                               Huntington          NY           11743
     100   18547 & 18557 Plummer Street                                      Northridge          CA           91324
     101   241 East Hundred Road                                             Chester             VA           23836
     102   6215 McGill Avenue                                                Las Vegas           NV           89122
     103   2015 State Street                                                 New Albany          IN           47150
     104   520 West Bay Area Boulevard                                       Webster             TX           77598
     105   3900 McDermott Road                                               Plano               TX           75025
     106   1203 Smizer Mill Road                                             Fenton              MO           63026
     107   217 South Blakely Street                                          Dunmore             PA           18512
     108   1420 Wright Avenue                                                Alma                MI           48801
     109   96 South Drive                                                    Circle Pines        MN           55014
     110   4030 NE Halsey Street                                             Portland            OR           97232
     111   123 West San Francisco Street                                     Santa Fe            NM           87501
     112   13808 East Imperial Highway                                       Santa Fe Springs    CA           90670
     113   11221 South Eastern Avenue                                        Henderson           NV           89052
     114   10506 Stagecoach Road                                             Little Rock         AR           72210
     115   87-97 Boston Turnpike                                             Shrewsbury          MA           01545
     116   190-195 Golfview Drive                                            Monaca              PA           15061
     117   107 South Main Street                                             Coupeville          WA           98239
     118   4720 Salisbury Road                                               Jacksonville        FL           32256
     119   135 South Power Road                                              Mesa                AZ           85206
     120   2901 East Broad Street                                            Mansfield           TX           76063
     121   7447 East Berry Avenue                                            Greenwood Village   CO           80111
     122   3424 Orange Avenue Northeast                                      Roanoke             VA           24012
     123   1725 Lake Brazos Drive                                            Waco                TX           76704
     124   3 Brookview Court                                                 Rotterdam           NY           12306
     125   4528-4556 Sherwood Way                                            San Angelo          TX           76901
     126   4149, 4159 and 4169 North Holland Sylvania Road                   Toledo              OH           43623
     127   1317 West Bakerview Road                                          Bellingham          WA           98226
     128   231 Tenth Avenue                                                  New York            NY           10011
     129   507 Broad Street                                                  Shrewsbury          NJ           07702
     130   16 Kingswood Drive                                                Palm Coast          FL           32137
     131   2200 Harvard Road and 4601 West 6th Street                        Lawrence            KS           66049
     132   2656 West Grauwyler Road                                          Irving              TX           75061
     133   435 Southwest Sedgwick Road                                       Port Orchard        WA           98367
     134   28391 Marguerite Parkway                                          Mission Viejo       CA           92692
     135   700 Hickory Drive                                                 Huntsville          TX           77320
     136   2034 East Southern Avenue                                         Tempe               AZ           85282
     137   2000 East Southern Avenue                                         Tempe               AZ           85282
     138   332 Route 100                                                     Somers              NY           10589
     139   825 West Armitage Avenue                                          Chicago             IL           60614
     140   4085 Atlantic Avenue                                              Long Beach          CA           90807
     141   15127 Main Street East                                            Sumner              WA           98390
     142   1580 East State Street                                            Eagle               ID           83616
     143   1050 South Kirkwood Road                                          Kirkwood            MO           63122


Sequence   Mortgage Rate    Amortization Basis   Original Balance   Cut-off Date Balance
--------   -------------    ------------------   ----------------   --------------------
                                                     $237,250,000           $237,250,000
       1           5.559%   Actual/360                163,950,000            163,950,000
       2           5.455%   Actual/360                 54,650,000             54,650,000
       3           5.513%   Actual/360                 18,650,000             18,650,000
     3.1                                              125,400,000            125,400,000
     3.2                                               33,750,000             33,750,000
     3.3                                               29,850,000             29,850,000
     3.4                                               28,100,000             28,100,000
     3.5                                               20,150,000             20,150,000
       4           5.545%   Actual/360                175,000,000            175,000,000
       5           5.820%   Actual/360                132,647,059            132,647,059
       6           6.140%   Actual/360                128,333,334            128,333,334
       7           5.605%   Actual/360                106,750,000            106,750,000
       8           6.057%   Actual/360                 95,000,000             95,000,000
       9           6.263%   Actual/360                 65,612,000             65,612,000
      10           5.609%   Actual/360                 64,403,445             64,403,445
      11           6.127%   Actual/360                 60,000,000             60,000,000
      12           5.738%   Actual/360                 40,800,000             40,800,000
      13           5.692%   Actual/360                 39,500,000             39,500,000
      14           5.504%   Actual/360                 36,885,000             36,885,000
      15           6.416%   Actual/360                 33,000,000             33,000,000
      16           6.133%   Actual/360                 30,800,000             30,800,000
    16.1                                               15,465,254             15,465,254
    16.2                                               15,334,746             15,334,746
      17           6.378%   Actual/360                 28,750,000             28,750,000
      18           6.210%   Actual/360                 28,000,000             28,000,000
                                                       26,500,000             26,500,000
      19           5.530%   Actual/360                 12,717,500             12,717,500
    19.1                                                2,271,658              2,271,658
    19.2                                                2,074,781              2,074,781
    19.3                                                1,927,124              1,927,124
    19.4                                                1,802,182              1,802,182
    19.5                                                1,749,177              1,749,177
    19.6                                                1,590,161              1,590,161
    19.7                                                1,302,418              1,302,418
      20           5.530%   Actual/360                 12,060,000             12,060,000
    20.1                                                2,309,765              2,309,765
    20.2                                                1,363,140              1,363,140
    20.3                                                1,363,140              1,363,140
    20.4                                                1,363,140              1,363,140
    20.5                                                1,344,207              1,344,207
    20.6                                                1,249,545              1,249,545
    20.7                                                1,192,748              1,192,748
    20.8                                                1,098,085              1,098,085
    20.9                                                  776,233                776,233
      21           5.530%   Actual/360                  1,722,500              1,722,500
      22           5.753%   Actual/360                 24,270,000             24,237,505
      23           7.031%   Actual/360                 21,000,000             20,930,397
      24           5.674%   Actual/360                 20,240,000             20,240,000
      25           5.863%   Actual/360                 17,938,000             17,938,000
      26           5.935%   Actual/360                 17,700,000             17,700,000
      27           5.602%   Actual/360                 17,600,000             17,600,000
                                                       17,500,000             17,500,000
      28           6.186%   Actual/360                 10,400,000             10,400,000
      29           6.186%   Actual/360                  7,100,000              7,100,000
      30           5.888%   Actual/360                 17,036,250             17,036,250
      31           6.870%   Actual/360                 16,400,000             16,375,465
      32           5.439%   Actual/360                 15,860,000             15,860,000
      33           5.965%   Actual/360                 15,517,252             15,480,776
      34           5.998%   Actual/360                 15,000,000             15,000,000
      35           5.586%   Actual/360                 14,600,000             14,600,000
      36           5.910%   Actual/360                 14,665,000             14,597,270
      37           5.944%   Actual/360                 14,061,112             14,027,841
      38           5.400%   Actual/360                 14,000,000             14,000,000
      39           5.635%   Actual/360                 13,325,000             13,325,000
      40           5.985%   Actual/360                 12,847,000             12,847,000
      41           5.847%   Actual/360                 12,800,000             12,800,000
      42           5.808%   Actual/360                 12,450,000             12,450,000
      43           5.680%   Actual/360                 12,418,720             12,418,720
      44           5.952%   Actual/360                 11,920,000             11,920,000
      45           5.686%   30/360                     11,550,000             11,550,000
      46           5.813%   Actual/360                 11,500,000             11,500,000
      47           5.750%   Actual/360                 11,200,000             11,200,000
      48           5.868%   Actual/360                 11,000,000             11,000,000
      49           5.960%   Actual/360                 10,941,000             10,941,000
      50           5.644%   Actual/360                 10,820,000             10,820,000
      51           5.674%   30/360                     10,764,173             10,764,173
      52           5.697%   Actual/360                 10,750,000             10,750,000
      53           6.329%   Actual/360                 10,500,000             10,474,117
      54           5.838%   Actual/360                 10,000,000             10,000,000
      55           5.684%   Actual/360                  9,942,000              9,942,000
      56           5.645%   Actual/360                  9,950,000              9,881,058
      57           5.878%   Actual/360                  9,300,000              9,282,811
      58           6.334%   Actual/360                  9,050,000              9,027,718
      59           6.385%   Actual/360                  9,000,000              9,000,000
      60           5.981%   Actual/360                  9,000,000              8,968,279
      61           5.700%   Actual/360                  8,885,000              8,885,000
      62           6.280%   Actual/360                  8,727,000              8,727,000
      63           5.876%   Actual/360                  8,500,000              8,460,438
      64           6.278%   Actual/360                  8,440,000              8,440,000
      65           5.648%   Actual/360                  8,333,000              8,333,000
      66           5.596%   Actual/360                  8,300,000              8,300,000
      67           5.953%   Actual/360                  8,000,000              8,000,000
      68           5.586%   Actual/360                  7,895,000              7,820,685
      69           5.700%   Actual/360                  7,785,000              7,785,000
      70           5.674%   Actual/360                  7,400,000              7,400,000
      71           5.626%   Actual/360                  7,150,000              7,083,243
      72           5.796%   Actual/360                  6,993,698              6,967,935
      73           6.105%   Actual/360                  7,000,000              6,963,525
      74           6.159%   Actual/360                  6,800,000              6,777,049
      75           5.674%   Actual/360                  6,688,000              6,688,000
      76           5.600%   Actual/360                  6,700,000              6,641,911
      77           6.186%   Actual/360                  6,370,000              6,353,747
      78           5.598%   Actual/360                  6,150,000              6,092,252
      79           5.429%   Actual/360                  6,092,000              6,092,000
      80           6.392%   Actual/360                  6,000,000              6,000,000
      81           6.538%   Actual/360                  6,000,000              5,978,163
      82           6.217%   Actual/360                  5,970,000              5,970,000
      83           6.250%   Actual/360                  5,956,488              5,956,488
      84           6.530%   Actual/360                  5,865,000              5,846,960
      85           5.790%   Actual/360                  5,840,000              5,840,000
      86           5.540%   30/360                      5,775,000              5,775,000
      87           6.596%   30/360                      5,767,155              5,767,155
      88           6.296%   Actual/360                  5,600,000              5,600,000
      89           5.917%   Actual/360                  5,500,000              5,500,000
      90           6.335%   Actual/360                  5,400,000              5,400,000
      91           6.333%   Actual/360                  5,300,000              5,300,000
      92           5.755%   Actual/360                  5,300,000              5,300,000
      93           5.702%   Actual/360                  5,250,000              5,250,000
      94           6.239%   Actual/360                  5,240,000              5,240,000
      95           6.026%   Actual/360                  5,200,000              5,200,000
      96           5.648%   Actual/360                  5,150,000              5,150,000
      97           6.764%   Actual/360                  5,084,000              5,080,590
      98           6.051%   Actual/360                  5,065,000              5,065,000
      99           6.206%   Actual/360                  4,965,000              4,948,435
     100           6.164%   Actual/360                  4,800,000              4,800,000
     101           6.054%   Actual/360                  4,800,000              4,800,000
     102           6.306%   Actual/360                  4,800,000              4,791,805
     103           6.128%   Actual/360                  4,650,000              4,650,000
     104           5.943%   Actual/360                  4,500,000              4,452,721
     105           5.679%   Actual/360                  4,400,000              4,400,000
     106           5.805%   Actual/360                  4,400,000              4,400,000
     107           6.365%   Actual/360                  4,197,244              4,194,091
     108           5.798%   Actual/360                  4,100,000              4,080,577
     109           5.818%   Actual/360                  4,080,000              4,060,759
     110           6.379%   Actual/360                  3,640,000              3,640,000
     111           5.787%   Actual/360                  3,700,000              3,610,369
     112           5.922%   Actual/360                  3,600,000              3,587,131
     113           5.884%   Actual/360                  3,600,000              3,580,121
     114           6.397%   Actual/360                  3,500,000              3,491,514
     115           5.856%   Actual/360                  3,500,000              3,477,913
     116           5.589%   Actual/360                  3,440,000              3,407,639
     117           6.341%   Actual/360                  3,350,000              3,339,192
     118           6.359%   Actual/360                  3,330,000              3,319,304
     119           5.754%   Actual/360                  3,220,000              3,204,594
     120           6.467%   Actual/360                  3,200,000              3,200,000
     121           6.357%   Actual/360                  3,100,000              3,092,410
     122           6.322%   Actual/360                  3,000,000              2,992,592
     123           5.708%   Actual/360                  2,992,946              2,972,495
     124           5.724%   Actual/360                  2,950,000              2,950,000
     125           5.729%   Actual/360                  2,765,000              2,765,000
     126           6.060%   Actual/360                  2,720,000              2,720,000
     127           6.298%   Actual/360                  2,700,000              2,700,000
     128           6.615%   Actual/360                  2,550,000              2,548,214
     129           6.490%   Actual/360                  2,530,000              2,528,165
     130           6.594%   Actual/360                  2,400,000              2,388,591
     131           5.996%   Actual/360                  2,380,000              2,371,642
     132           5.834%   Actual/360                  2,280,000              2,250,125
     133           5.899%   Actual/360                  2,192,000              2,192,000
     134           5.677%   Actual/360                  2,155,000              2,148,806
     135           5.646%   Actual/360                  2,160,000              2,145,037
     136           5.754%   Actual/360                  2,120,000              2,120,000
     137           5.754%   Actual/360                  2,100,000              2,089,953
     138           6.306%   Actual/360                  2,000,000              2,000,000
     139           5.681%   Actual/360                  1,959,956              1,959,956
     140           6.215%   Actual/360                  1,891,166              1,883,025
     141           6.484%   Actual/360                  1,820,000              1,820,000
     142           5.814%   Actual/360                  1,600,000              1,600,000
     143           6.421%   Actual/360                  1,381,250              1,381,250
                                                                          $2,231,301,788


Sequence   Remaining Term To Stated Maturity (months)   Stated Maturity Date   Due Date   Monthly Payment
--------   ------------------------------------------   --------------------   --------   ---------------

       1                                          114   5/1/2017               First              769,978
       2                                           54   5/1/2012               First              251,857
       3                                           78   5/1/2014               First               86,863
     3.1
     3.2
     3.3
     3.4
     3.5
       4                                          115   6/1/2017               First              819,803
       5                                           80   7/1/2014               First              652,273
       6                                           81   8/1/2014               First              781,012
       7                                          119   10/1/2017              First              505,580
       8                                          117   8/1/2017               First              486,172
       9                                          117   8/1/2017               First              347,168
      10                                          116   7/1/2017               First              305,186
      11                                          116   7/1/2017               First              310,580
      12                                          112   3/1/2017               First              197,802
      13                                          115   6/1/2017               First              229,058
      14                                          114   5/1/2017               First              171,529
      15                                          117   8/1/2017               First              206,763
      16                                          117   8/1/2017               First              187,303
    16.1
    16.2
      17                                          126   5/1/2018               First              179,419
      18                                          118   9/1/2017               First              171,673

      19                                          115   6/1/2017               First               72,448
    19.1
    19.2
    19.3
    19.4
    19.5
    19.6
    19.7
      20                                          115   6/1/2017               First               68,703
    20.1
    20.2
    20.3
    20.4
    20.5
    20.6
    20.7
    20.8
    20.9
      21                                          115   6/1/2017               First                9,813
      22                                          173   4/1/2022               First              152,728
      23                                          117   8/1/2017               First              148,839
      24                                          115   6/1/2017               First              117,140
      25                                          116   7/1/2017               First              105,973
      26                                           55   6/1/2012               First               88,757
      27                                          113   4/1/2017               First               83,304

      28                                          178   9/1/2022               First               63,602
      29                                          178   9/1/2022               First               43,421
      30                                          113   4/1/2017               First               84,752
      31                                          118   9/1/2017               First              107,682
      32                                          114   5/1/2017               First               89,445
      33                                           56   7/1/2012               First               88,113
      34                                          117   8/1/2017               First               76,016
      35                                          116   7/1/2017               First               68,907
      36                                           68   7/1/2013               First               87,077
      37                                           56   7/1/2012               First               79,647
      38                                          116   7/1/2017               First               63,875
      39                                          116   7/1/2017               First               76,790
      40                                           93   8/1/2015               First               76,902
      41                                          116   7/1/2017               First               75,488
      42                                          114   5/1/2017               First               73,114
      43                                           74   1/1/2014               First               71,921
      44                                          117   8/1/2017               First               71,099
      45                                          118   9/1/2017               First               54,728
      46                                          115   6/1/2017               First               56,482
      47                                          116   7/1/2017               First               65,360
      48                                          113   4/1/2017               First               65,020
      49                                          117   8/1/2017               First               65,316
      50                                          116   7/1/2017               First               62,416
      51                                           81   8/1/2014               First               50,897
      52                                          117   8/1/2017               First               51,744
      53                                          117   8/1/2017               First               65,191
      54                                          116   7/1/2017               First               49,326
      55                                          115   6/1/2017               First               47,746
      56                                          113   4/1/2017               First               57,404
      57                                          117   8/1/2017               First               52,268
      58                                          117   8/1/2017               First               56,218
      59                                          118   9/1/2017               First               56,207
      60                                          116   7/1/2017               First               53,850
      61                                          115   6/1/2017               First               51,569
      62                                          116   7/1/2017               First               53,904
      63                                          115   6/1/2017               First               50,286
      64                                          116   7/1/2017               First               52,120
      65                                          115   6/1/2017               First               48,091
      66                                          116   7/1/2017               First               47,628
      67                                          118   9/1/2017               First               47,720
      68                                          111   2/1/2017               First               45,254
      69                                          115   6/1/2017               First               45,184
      70                                          116   7/1/2017               First               35,476
      71                                          111   2/1/2017               First               41,164
      72                                          116   7/1/2017               First               41,018
      73                                          116   7/1/2017               First               45,551
      74                                          116   7/1/2017               First               41,467
      75                                          117   8/1/2017               First               38,707
      76                                          116   7/1/2017               First               46,468
      77                                          117   8/1/2017               First               38,956
      78                                          111   2/1/2017               First               35,298
      79                                          115   6/1/2017               First               32,432
      80                                          116   7/1/2017               First               37,499
      81                                          117   8/1/2017               First               40,655
      82                                          116   7/1/2017               First               36,630
      83                                          118   9/1/2017               First               36,673
      84                                          116   7/1/2017               First               37,187
      85                                          115   6/1/2017               First               34,229
      86                                          116   7/1/2017               First               26,661
      87                                           58   9/1/2012               First               31,700
      88                                          118   9/1/2017               First               34,648
      89                                          116   7/1/2017               First               32,682
      90                                          118   9/1/2017               First               33,548
      91                                          117   8/1/2017               First               32,920
      92                                          116   7/1/2017               First               30,946
      93                                          115   6/1/2017               First               25,293
      94                                          116   7/1/2017               First               32,226
      95                                          116   7/1/2017               First               26,475
      96                                          116   7/1/2017               First               29,721
      97                                          119   10/1/2017              First               33,022
      98                                          116   7/1/2017               First               30,534
      99                                          116   7/1/2017               First               30,428
     100                                          117   8/1/2017               First               30,445
     101                                          115   6/1/2017               First               28,945
     102                                          118   9/1/2017               First               29,729
     103                                          117   8/1/2017               First               28,263
     104                                          115   6/1/2017               First               32,092
     105                                          110   1/1/2017               First               25,479
     106                                          115   6/1/2017               First               25,831
     107                                          119   10/1/2017              First               26,158
     108                                          115   6/1/2017               First               24,052
     109                                          115   6/1/2017               First               23,986
     110                                          117   8/1/2017               First               22,718
     111                                          173   4/1/2022               First               30,799
     112                                          116   7/1/2017               First               21,404
     113                                          114   5/1/2017               First               21,316
     114                                          117   8/1/2017               First               21,886
     115                                          117   8/1/2017               First               24,785
     116                                          111   2/1/2017               First               19,724
     117                                          116   7/1/2017               First               20,825
     118                                          116   7/1/2017               First               20,740
     119                                          115   6/1/2017               First               18,799
     120                                          118   9/1/2017               First               17,484
     121                                           81   8/1/2014               First               19,303
     122                                          117   8/1/2017               First               18,612
     123                                          113   4/1/2017               First               17,386
     124                                          115   6/1/2017               First               17,167
     125                                          115   6/1/2017               First               13,384
     126                                          115   6/1/2017               First               16,413
     127                                          116   7/1/2017               First               16,709
     128                                          119   10/1/2017              First               16,311
     129                                          119   10/1/2017              First               15,975
     130                                          116   7/1/2017               First               16,346
     131                                          116   7/1/2017               First               14,263
     132                                          111   2/1/2017               First               14,460
     133                                          115   6/1/2017               First               13,000
     134                                          117   8/1/2017               First               12,476
     135                                          113   4/1/2017               First               12,463
     136                                          115   6/1/2017               First               12,377
     137                                          115   6/1/2017               First               12,260
     138                                          116   7/1/2017               First               12,387
     139                                          116   7/1/2017               First               11,352
     140                                           55   6/1/2012               First               11,601
     141                                          116   7/1/2017               First               11,484
     142                                          115   6/1/2017               First                9,402
     143                                          117   8/1/2017               First                8,659


Sequence   Administrative Fee Rate    Primary Servicing Fee Rate    Master Servicing Fee Rate    Ownership Interest
--------   -----------------------    --------------------------    -------------------------    ------------------
                                                                                                 Fee
       1                     0.071%                        0.050%                       0.020%   Fee
       2                     0.051%                        0.030%                       0.020%   Fee
       3                     0.041%                        0.020%                       0.020%   Fee
     3.1                                                                                         Fee
     3.2                                                                                         Fee
     3.3                                                                                         Fee
     3.4                                                                                         Fee
     3.5                                                                                         Fee
       4                     0.071%                        0.050%                       0.020%   Fee/Leasehold
       5                     0.031%                        0.010%                       0.020%   Fee
       6                     0.071%                        0.050%                       0.020%   Fee
       7                     0.071%                        0.050%                       0.020%   Fee
       8                     0.071%                        0.050%                       0.020%   Fee/Leasehold
       9                     0.071%                        0.050%                       0.020%   Leasehold
      10                     0.071%                        0.050%                       0.020%   Fee
      11                     0.071%                        0.050%                       0.020%   Fee
      12                     0.041%                        0.020%                       0.020%   Fee
      13                     0.041%                        0.020%                       0.020%   Fee
      14                     0.041%                        0.020%                       0.020%   Fee
      15                     0.041%                        0.020%                       0.020%   Fee
      16                     0.041%                        0.020%                       0.020%   Fee
    16.1                                                                                         Fee
    16.2                                                                                         Fee
      17                     0.041%                        0.020%                       0.020%   Fee
      18                     0.041%                        0.020%                       0.020%   Fee
                                                                                                 Fee
      19                     0.041%                        0.020%                       0.020%   Fee
    19.1                                                                                         Fee
    19.2                                                                                         Fee
    19.3                                                                                         Fee
    19.4                                                                                         Fee
    19.5                                                                                         Fee
    19.6                                                                                         Fee
    19.7                                                                                         Fee
      20                     0.041%                        0.020%                       0.020%   Fee
    20.1                                                                                         Fee
    20.2                                                                                         Fee
    20.3                                                                                         Fee
    20.4                                                                                         Fee
    20.5                                                                                         Fee
    20.6                                                                                         Fee
    20.7                                                                                         Fee
    20.8                                                                                         Fee
    20.9                                                                                         Fee
      21                     0.041%                        0.020%                       0.020%   Fee
      22                     0.041%                        0.020%                       0.020%   Leasehold
      23                     0.041%                        0.020%                       0.020%   Fee
      24                     0.041%                        0.020%                       0.020%   Fee
      25                     0.071%                        0.050%                       0.020%   Fee
      26                     0.041%                        0.020%                       0.020%   Fee
      27                     0.041%                        0.020%                       0.020%   Fee
                                                                                                 Fee
      28                     0.041%                        0.020%                       0.020%   Fee
      29                     0.041%                        0.020%                       0.020%   Fee
      30                     0.041%                        0.020%                       0.020%   Fee
      31                     0.041%                        0.020%                       0.020%   Fee
      32                     0.041%                        0.020%                       0.020%   Fee
      33                     0.041%                        0.020%                       0.020%   Fee
      34                     0.041%                        0.020%                       0.020%   Fee
      35                     0.041%                        0.020%                       0.020%   Fee
      36                     0.041%                        0.020%                       0.020%   Fee
      37                     0.041%                        0.020%                       0.020%   Fee
      38                     0.041%                        0.020%                       0.020%   Fee
      39                     0.041%                        0.020%                       0.020%   Fee
      40                     0.041%                        0.020%                       0.020%   Leasehold
      41                     0.041%                        0.020%                       0.020%   Fee
      42                     0.041%                        0.020%                       0.020%   Fee
      43                     0.041%                        0.020%                       0.020%   Fee
      44                     0.041%                        0.020%                       0.020%   Fee
      45                     0.041%                        0.020%                       0.020%   Fee
      46                     0.041%                        0.020%                       0.020%   Fee
      47                     0.041%                        0.020%                       0.020%   Fee
      48                     0.071%                        0.050%                       0.020%   Fee
      49                     0.041%                        0.020%                       0.020%   Fee
      50                     0.041%                        0.020%                       0.020%   Fee
      51                     0.041%                        0.020%                       0.020%   Fee
      52                     0.041%                        0.020%                       0.020%   Fee
      53                     0.041%                        0.020%                       0.020%   Fee
      54                     0.041%                        0.020%                       0.020%   Fee
      55                     0.041%                        0.020%                       0.020%   Fee
      56                     0.041%                        0.020%                       0.020%   Fee
      57                     0.041%                        0.020%                       0.020%   Fee
      58                     0.041%                        0.020%                       0.020%   Fee
      59                     0.041%                        0.020%                       0.020%   Fee
      60                     0.041%                        0.020%                       0.020%   Fee
      61                     0.071%                        0.050%                       0.020%   Fee
      62                     0.041%                        0.020%                       0.020%   Fee
      63                     0.041%                        0.020%                       0.020%   Fee
      64                     0.041%                        0.020%                       0.020%   Fee
      65                     0.041%                        0.020%                       0.020%   Fee
      66                     0.041%                        0.020%                       0.020%   Fee
      67                     0.041%                        0.020%                       0.020%   Fee
      68                     0.041%                        0.020%                       0.020%   Fee
      69                     0.071%                        0.050%                       0.020%   Fee
      70                     0.041%                        0.020%                       0.020%   Fee
      71                     0.041%                        0.020%                       0.020%   Fee
      72                     0.041%                        0.020%                       0.020%   Fee
      73                     0.041%                        0.020%                       0.020%   Fee
      74                     0.041%                        0.020%                       0.020%   Fee
      75                     0.041%                        0.020%                       0.020%   Fee
      76                     0.041%                        0.020%                       0.020%   Fee
      77                     0.041%                        0.020%                       0.020%   Fee
      78                     0.041%                        0.020%                       0.020%   Fee
      79                     0.041%                        0.020%                       0.020%   Fee
      80                     0.041%                        0.020%                       0.020%   Fee
      81                     0.041%                        0.020%                       0.020%   Fee
      82                     0.041%                        0.020%                       0.020%   Fee
      83                     0.041%                        0.020%                       0.020%   Fee
      84                     0.041%                        0.020%                       0.020%   Fee
      85                     0.041%                        0.020%                       0.020%   Fee
      86                     0.041%                        0.020%                       0.020%   Fee
      87                     0.041%                        0.020%                       0.020%   Fee
      88                     0.041%                        0.020%                       0.020%   Fee
      89                     0.041%                        0.020%                       0.020%   Fee
      90                     0.041%                        0.020%                       0.020%   Fee
      91                     0.041%                        0.020%                       0.020%   Fee
      92                     0.041%                        0.020%                       0.020%   Fee
      93                     0.041%                        0.020%                       0.020%   Fee
      94                     0.041%                        0.020%                       0.020%   Fee
      95                     0.041%                        0.020%                       0.020%   Fee
      96                     0.041%                        0.020%                       0.020%   Fee
      97                     0.041%                        0.020%                       0.020%   Fee
      98                     0.041%                        0.020%                       0.020%   Fee
      99                     0.041%                        0.020%                       0.020%   Fee
     100                     0.041%                        0.020%                       0.020%   Fee
     101                     0.041%                        0.020%                       0.020%   Fee
     102                     0.041%                        0.020%                       0.020%   Fee
     103                     0.041%                        0.020%                       0.020%   Fee/Leasehold
     104                     0.041%                        0.020%                       0.020%   Fee
     105                     0.041%                        0.020%                       0.020%   Fee
     106                     0.041%                        0.020%                       0.020%   Fee
     107                     0.041%                        0.020%                       0.020%   Fee
     108                     0.041%                        0.020%                       0.020%   Fee
     109                     0.041%                        0.020%                       0.020%   Fee
     110                     0.041%                        0.020%                       0.020%   Fee
     111                     0.041%                        0.020%                       0.020%   Fee
     112                     0.041%                        0.020%                       0.020%   Fee
     113                     0.041%                        0.020%                       0.020%   Fee
     114                     0.041%                        0.020%                       0.020%   Fee
     115                     0.041%                        0.020%                       0.020%   Leasehold
     116                     0.041%                        0.020%                       0.020%   Fee
     117                     0.041%                        0.020%                       0.020%   Fee
     118                     0.041%                        0.020%                       0.020%   Fee
     119                     0.041%                        0.020%                       0.020%   Fee
     120                     0.041%                        0.020%                       0.020%   Fee
     121                     0.041%                        0.020%                       0.020%   Fee
     122                     0.041%                        0.020%                       0.020%   Fee
     123                     0.041%                        0.020%                       0.020%   Fee
     124                     0.041%                        0.020%                       0.020%   Fee
     125                     0.041%                        0.020%                       0.020%   Fee
     126                     0.041%                        0.020%                       0.020%   Fee
     127                     0.041%                        0.020%                       0.020%   Fee
     128                     0.041%                        0.020%                       0.020%   Fee
     129                     0.041%                        0.020%                       0.020%   Fee
     130                     0.041%                        0.020%                       0.020%   Fee
     131                     0.041%                        0.020%                       0.020%   Fee
     132                     0.101%                        0.080%                       0.020%   Fee
     133                     0.041%                        0.020%                       0.020%   Fee
     134                     0.041%                        0.020%                       0.020%   Fee
     135                     0.041%                        0.020%                       0.020%   Fee
     136                     0.041%                        0.020%                       0.020%   Fee
     137                     0.041%                        0.020%                       0.020%   Fee
     138                     0.041%                        0.020%                       0.020%   Fee
     139                     0.041%                        0.020%                       0.020%   Fee
     140                     0.041%                        0.020%                       0.020%   Fee
     141                     0.041%                        0.020%                       0.020%   Fee
     142                     0.041%                        0.020%                       0.020%   Fee
     143                     0.041%                        0.020%                       0.020%   Fee


Sequence   Cross-Collateralized Loans   Original Amortization (months)   ARD Loan   Grace Period              Loan Group
--------   --------------------------   ------------------------------   --------   -----------------------   ----------
                                                                                                                       1
       1   Yes - BACM 07-4 A                                         0   No         Interest Only                      1
       2   Yes - BACM 07-4 A                                         0   No         Interest Only                      1
       3   Yes - BACM 07-4 A                                         0   No         Interest Only                      1
     3.1
     3.2
     3.3
     3.4
     3.5
       4   No                                                        0   No         Interest Only                      1
       5   No                                                        0   No         Interest Only                      1
       6   No                                                      360   No         IO, Balloon                        1
       7   No                                                        0   No         Interest Only                      1
       8   No                                                        0   No         Interest Only                      1
       9   No                                                        0   No         Interest Only                      1
      10   No                                                        0   No         Interest Only                      1
      11   No                                                        0   No         Interest Only                      1
      12   No                                                        0   No         Interest Only                      1
      13   No                                                      360   No         IO, Balloon                        2
      14   No                                                        0   No         Interest Only                      2
      15   No                                                      360   No         IO, Balloon                        1
      16   No                                                      360   No         IO, Balloon                        1
    16.1                                                                                                               1
    16.2                                                                                                               1
      17   No                                                      360   No         IO, Balloon                        1
      18   No                                                      360   No         IO, Balloon                        1
                                                                                                                       1
      19   Yes - BACM 07-4 B                                       360   No         IO, Balloon                        1
    19.1                                                                                                               1
    19.2                                                                                                               1
    19.3                                                                                                               1
    19.4                                                                                                               1
    19.5                                                                                                               1
    19.6                                                                                                               1
    19.7                                                                                                               1
      20   Yes - BACM 07-4 B                                       360   No         IO, Balloon                        1
    20.1                                                                                                               1
    20.2                                                                                                               1
    20.3                                                                                                               1
    20.4                                                                                                               1
    20.5                                                                                                               1
    20.6                                                                                                               1
    20.7                                                                                                               1
    20.8                                                                                                               1
    20.9                                                                                                               1
      21   Yes - BACM 07-4 B                                       360   No         IO, Balloon                        1
      22   No                                                      300   No         IO, Balloon                        1
      23   No                                                      300   No         Balloon                            1
      24   No                                                      360   No         IO, Balloon                        1
      25   No                                                      360   No         IO, Balloon                        2
      26   No                                                        0   No         Interest Only                      1
      27   No                                                        0   No         Interest Only                      1
                                                                                                                       1
      28   Yes - BACM 07-4 C                                       360   No         IO, Balloon                        1
      29   Yes - BACM 07-4 C                                       360   No         IO, Balloon                        1
      30   No                                                        0   No         Interest Only                      1
      31   No                                                      360   No         Balloon                            1
      32   No                                                      360   No         IO, Balloon                        1
      33   No                                                      420   No         Balloon                            2
      34   No                                                        0   No         Interest Only                      2
      35   No                                                        0   No         Interest Only                      1
      36   No                                                      360   No         Balloon                            1
      37   No                                                      420   No         Balloon                            2
      38   No                                                        0   No         Interest Only                      1
      39   No                                                      360   No         IO, Balloon                        1
      40   No                                                      360   No         IO, Balloon                        1
      41   No                                                      360   No         IO, Balloon                        1
      42   No                                                      360   No         IO, Balloon                        1
      43   No                                                      360   No         IO, Balloon                        2
      44   No                                                      360   No         IO, Balloon                        1
      45   No                                                        0   No         Interest Only                      2
      46   No                                                        0   No         Interest Only                      1
      47   No                                                      360   No         IO, Balloon                        2
      48   No                                                      360   No         IO, Balloon                        2
      49   No                                                      360   No         IO, Balloon                        1
      50   No                                                      360   No         IO, Balloon                        1
      51   No                                                        0   Yes        Interest Only, Hyper Am            1
      52   No                                                        0   No         Interest Only                      1
      53   No                                                      360   No         Balloon                            1
      54   No                                                        0   No         Interest Only                      1
      55   No                                                        0   No         Interest Only                      1
      56   No                                                      360   No         Balloon                            2
      57   No                                                      420   No         Balloon                            1
      58   No                                                      360   No         Balloon                            1
      59   No                                                      360   No         IO, Balloon                        1
      60   No                                                      360   No         Balloon                            1
      61   No                                                      360   Yes        IO, Hyper Am                       1
      62   No                                                      360   No         IO, Balloon                        2
      63   No                                                      360   No         Balloon                            1
      64   No                                                      360   No         IO, Balloon                        2
      65   No                                                      360   No         IO, Balloon                        2
      66   No                                                      360   No         IO, Balloon                        1
      67   No                                                      360   Yes        IO, Hyper Am                       1
      68   No                                                      360   No         Balloon                            2
      69   No                                                      360   Yes        IO, Hyper Am                       1
      70   No                                                        0   No         Interest Only                      1
      71   No                                                      360   No         Balloon                            2
      72   No                                                      360   No         Balloon                            1
      73   No                                                      300   No         Balloon                            2
      74   No                                                      360   No         Balloon                            1
      75   No                                                      360   No         IO, Balloon                        1
      76   No                                                      240   No         Balloon                            1
      77   No                                                      360   No         Balloon                            1
      78   No                                                      360   No         Balloon                            2
      79   No                                                      420   No         IO, Balloon                        1
      80   No                                                      360   No         IO, Balloon                        1
      81   No                                                      300   No         Balloon                            1
      82   No                                                      360   No         IO, Balloon                        1
      83   No                                                      360   No         IO, Balloon                        1
      84   No                                                      360   No         Balloon                            1
      85   No                                                      360   No         IO, Balloon                        1
      86   No                                                        0   Yes        Interest Only, Hyper Am            1
      87   No                                                        0   No         Interest Only                      1
      88   No                                                      360   No         IO, Balloon                        1
      89   No                                                      360   No         IO, Balloon                        1
      90   No                                                      360   No         IO, Balloon                        1
      91   No                                                      360   No         IO, Balloon                        1
      92   No                                                      360   No         IO, Balloon                        2
      93   No                                                        0   No         Interest Only                      1
      94   No                                                      360   No         IO, Balloon                        1
      95   No                                                        0   No         Interest Only                      2
      96   No                                                      360   No         IO, Balloon                        1
      97   No                                                      360   No         Balloon                            1
      98   No                                                      360   No         IO, Balloon                        1
      99   No                                                      360   No         Balloon                            1
     100   No                                                      324   No         IO, Balloon                        2
     101   No                                                      360   No         IO, Balloon                        1
     102   No                                                      360   No         Balloon                            1
     103   No                                                      360   No         IO, Balloon                        1
     104   No                                                      240   No         Balloon                            1
     105   No                                                      360   No         IO, Balloon                        1
     106   No                                                      360   No         IO, Balloon                        1
     107   No                                                      360   No         Balloon                            1
     108   No                                                      360   No         Balloon                            1
     109   No                                                      360   No         Balloon                            2
     110   No                                                      360   No         IO, Balloon                        1
     111   No                                                      180   No         Fully Amortizing                   1
     112   No                                                      360   No         Balloon                            1
     113   No                                                      360   No         Balloon                            1
     114   No                                                      360   No         Balloon                            1
     115   No                                                      240   No         Balloon                            1
     116   No                                                      360   No         Balloon                            1
     117   No                                                      360   No         Balloon                            1
     118   No                                                      360   No         Balloon                            1
     119   No                                                      360   No         Balloon                            1
     120   No                                                        0   No         Interest Only                      1
     121   No                                                      360   No         Balloon                            1
     122   No                                                      360   No         Balloon                            1
     123   No                                                      360   No         Balloon                            2
     124   No                                                      360   No         IO, Balloon                        2
     125   No                                                        0   No         Interest Only                      1
     126   No                                                      360   No         IO, Balloon                        1
     127   No                                                      360   No         IO, Balloon                        1
     128   No                                                      360   No         Balloon                            1
     129   No                                                      360   No         Balloon                            1
     130   No                                                      300   No         Balloon                            1
     131   No                                                      360   No         Balloon                            1
     132   No                                                      300   No         Balloon                            2
     133   No                                                      360   No         IO, Balloon                        1
     134   No                                                      360   No         Balloon                            1
     135   No                                                      360   No         Balloon                            2
     136   No                                                      360   No         IO, Balloon                        1
     137   No                                                      360   No         Balloon                            1
     138   No                                                      360   No         IO, Balloon                        1
     139   No                                                      360   No         IO, Balloon                        1
     140   No                                                      360   No         Balloon                            1
     141   No                                                      360   No         IO, Balloon                        1
     142   No                                                      360   No         IO, Balloon                        1
     143   No                                                      360   No         IO, Balloon                        1


                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to (i) after having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily mortgage lenders, as applicable, at the time of the origination of the particular Mortgage Loan and (ii) subsequent to such origination, utilizing the servicing and monitoring practices customarily utilized by prudent commercial mortgage loan servicers with respect to securitizable commercial or multifamily, as applicable, mortgage loans, and the Seller shall have made prudent inquiries of related servicers, and the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File (each such document, a "Loan Document") shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or not taking such action by the Seller or any servicer acting on its behalf.

            The Seller represents and warrants with respect to each Mortgage Loan that, as of the date specified below or, if no such date is specified, as of the Closing Date:

                  (1) Mortgage Loan Schedule. The information pertaining to each
            Mortgage Loan set forth in the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule") was true and correct in all material respects as of the Cut-off Date.

                  (2) Legal Compliance - Origination, Funding and Servicing. As
            of the date of its origination, and to the actual knowledge of the Seller as of the Closing Date, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination, funding and servicing of such Mortgage Loan.

                  (3) Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests, participation interests and/or of any other interests or encumbrances of any nature whatsoever (except for the Title Exceptions), and the Seller has full right, power and authority to sell, transfer and assign each Mortgage Loan free and clear of all such liens, claims, pledges, charges and interests or encumbrances. The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan. The sale of the Mortgage Loans to the Purchaser does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Trustee and each such endorsement is genuine.

                  (4) No Holdbacks; Improvements Complete or Escrows
            Established. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. Any and all requirements under each Mortgage Loan as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose, have been complied with in all material aspects or any such funds so escrowed have not been released; provided that partial releases of such funds in accordance with the applicable Loan Documents may have occurred.

                  (5) Legal, Valid and Binding Obligations. Each related
            Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor or guarantor (subject to any non-recourse provisions therein and any state anti-deficiency legislation or market value limit deficiency legislation), enforceable in accordance with its terms, except with respect to provisions relating to default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (6) Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases either as a separate document or as part of the Mortgage. Each related Assignment of Leases creates a valid, collateral or first priority assignment of, or a valid perfected first priority security interest in, certain rights under the related leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property and subject to limits on enforceability described in Paragraph (5). No Person other than the related Mortgagor owns any interest in any payments due under the related leases. Each related Assignment of Leases provides for the appointment of a receiver for rent, allows the holder to enter into possession to collect rents or provides for rents to be paid directly to the holder of the Mortgage upon an event of default under the Mortgage Loan documents.

                  (7) No Offset or Defense. There is no right of offset,
            abatement, diminution, or rescission or valid defense or counterclaim with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, except as enforcement may be limited by bankruptcy and principles of equity and, in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and, as of the Closing Date, to the Seller's actual knowledge no such rights have been asserted.

                  (8) Mortgage Status; Legal, Valid and Binding Obligations.
            Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee has been duly authorized, executed and delivered in recordable form by the Seller and constitutes the legal, valid, binding and enforceable assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Each related Mortgage and Assignment of Leases is freely assignable upon notice to but without the consent of the related Mortgagor.

                  (9) Mortgage Lien. Subject to the exceptions set forth in
            Paragraph (5) above, each related Mortgage is a legal, valid and enforceable first lien on the related Mortgaged Property, subject only to the following title exceptions (each such exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property, (c) any other exceptions and exclusions (general and specific) set forth in the mortgagee policy of title insurance issued with respect to the Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) the right of tenants (whether under ground leases or space leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), and (e) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group; and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy as described above and to the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and is not bonded over, escrowed for or covered by insurance.

                  (10) UCC Filings. The security agreements or other
            instruments, if any, related to the Mortgage Loan establish and create, and a UCC Financing Statement has been filed, recorded or submitted for recording in all places required by applicable law for the perfection of (to the extent that the filing of such a UCC Financing Statement can perfect such a security interest), a valid security interest in the personal property granted under such Mortgage (and any related security agreement), except as enforceability may be limited by bankruptcy or other laws affecting enforcement of creditor's rights generally or by the application of the rules of equity, and except for certain personal property and fixtures subject to purchase money security interests and personal property leases permitted under the terms of the Mortgage Loan. In the case of a Mortgaged Property operated as a hotel, restaurant, healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, mobile home park or fitness center, such personal property includes all personal property that a prudent institutional lender making a similar mortgage loan on like properties would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated, and the related perfected security interest is prior to any other security interest that can be perfected by such UCC filing, except for permitted purchase money security interests and leases; provided that any such lease has been pledged or assigned to the lender and its assigns. In the case of each Mortgage Loan secured by a hotel, the related Loan Documents contain such provisions as are necessary and UCC Financing Statements have been filed or submitted for filing as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property (to the extent that a filing of such a UCC Financing Statement can perfect such a security interest). An assignment of each UCC Financing Statement relating to the Mortgage Loan has been delivered by Seller in blank which the Purchaser or Trustee, as applicable, or designee is authorized to complete and to file in the filing office in which such UCC Financing Statement was filed. Each Mortgage Loan and the related Mortgage (along with any security agreement and UCC Financing Statement), together with applicable state law, contain customary and enforceable provisions such as to render the rights and remedies of the holders thereof adequate for the practical realization against the personal property described above, and the principal benefits of the security intended to be provided thereby; provided, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or any other personal property to the extent that the possession or control of such items or actions other than the filing of the UCC Financing Statement as required in order to effect such perfection.

                  (11) Taxes and Assessments. All taxes and governmental
            assessments or charges or water or sewer bills that prior to the Cut-off Date became due and owing in respect of each related Mortgaged Property have been paid, or if in dispute, an escrow of funds in an amount sufficient to cover such payments has been established. Such taxes and assessments shall not be considered delinquent or due and owing until the date on which interest or penalties may first be payable thereon.

                  (12) Condition of Property; No Condemnation; No Encroachments.
            In the case of each Mortgage Loan, one or more engineering assessments which included a physical visit and inspection of the Mortgaged Property were performed by an independent engineering consultant firm and except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Master Servicer, the related Mortgaged Property is, to the Seller's knowledge as of the Closing Date, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any material damage or deficiencies, material deferred maintenance or other similar conditions, either (a) an escrow of funds was required or a letter of credit was obtained in an amount equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial lender would deem appropriate under the circumstances sufficient to effect the necessary repairs or maintenance or (b) such repairs and maintenance have been completed. As of origination of such Mortgage Loan, there was no proceeding pending, and subsequent to such date, the Seller has no actual knowledge of, any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan and to the Seller's knowledge as of the Cut-off Date: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance referred to in Paragraph (13) below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the use or the value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance referred to in Paragraph
            (13) below.

                  (13) Title Insurance. The Seller has received an ALTA lender's title insurance policy or an equivalent form of lender's title insurance policy (or if such policy is not yet issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment, in either case marked as binding and countersigned by the title insurer or its authorized agent either on its face or by an acknowledged closing instruction or escrow letter) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring the portion of each Mortgaged Property comprised of real estate and insuring the originator of such Mortgage Loan and its successors and assigns (as sole insureds) that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the insured includes the owner of the Mortgage Loan and all premiums thereon have been paid. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser), such Title Insurance Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Purchaser and its successors and assigns without consent or notice to the title insurer. The Seller has not done, by act or omission, anything that would impair the coverage under such Title Insurance Policy. Such Title Insurance Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, (b) that there are no encroachments of any part of the building thereon over easements, and (c) that the area shown on the survey is the same as the property legally described in the related Mortgage.

                  (14) Insurance. All improvements upon each Mortgaged Property securing a Mortgage Loan are insured by all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located. Each Mortgaged Property was covered by a fire and extended perils included under the classification "All Risk of Physical Loss" insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve
            (12) months (or a specified dollar amount which, in the reasonable judgement of the Seller, will cover no less than twelve (12) months of rental income). If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (b) the outstanding principal balance of such Mortgage Loan, and (c) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. Each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial lenders for similar properties; if any Mortgaged Property is located in the state of California or in a "seismic zone" 3 or 4, a seismic assessment was conducted (except in the case of mobile home parks) at the time of originations and seismic insurance was obtained to the extent such Mortgaged Property has a PML of greater than twenty percent (20%) calculated using at least a 450 a year look back with a 10% probability of exceedance in a 50 year period; all properties in Florida and within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina and South Carolina have windstorm insurance; any nonconformity with applicable zoning laws and ordinances (1) is not a material nonconformity and does not materially and adversely affect the use, operation or value of the Mortgaged Property, (2) constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to materially the same extent of the use or structure at the time of such casualty, (3) is covered by law and ordinance insurance in an amount customarily required by reasonably prudent commercial or multifamily, as applicable, mortgage lenders, (4) is covered by a zoning endorsement covering any loss to the mortgagee resulting from such non-conformity or (5) is covered by insurance that will provide proceeds that, together with the value of the related land, will be sufficient to repay the Mortgage Loan; and additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent). At origination, and to the Seller's knowledge as of the Closing Date, such insurance was, or is, as applicable, in full force and effect with respect to each related Mortgaged Property and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Loan Documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with the mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without 30 days' prior written notice to the mortgagee (or, with respect to nonpayment, 10 days' prior written notice to the mortgagee) or such lesser period as prescribed by applicable law; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender after September 11, 2001 or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, for each Mortgage Loan, (A) the related all risk property casualty insurance policy and business interruption policy do not exclude acts of terrorism, or any related damage claims or (B) Borrower has obtained insurance satisfying the above coverage requirements against damage and business interruption resulting from acts of terrorism, from coverage as of the later of (i) the date of origination of the Mortgage Loan and (ii) the date as of which the policy was renewed or amended, and the related Loan Documents do not expressly prohibit or waive such coverage, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. The Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph (44) below).

                  (15) No Material Defaults. Other than payments due but not yet
            30 days or more delinquent (A) there exists no material default, breach, violation or event of acceleration under the related Loan Documents and (B) since the date of origination of such Mortgage Loan, there has been no declaration by the Seller or prior holder of such Mortgage Loan of an event of acceleration under the related Loan Documents, and (C) to Seller's actual knowledge no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents has occurred and is continuing; the Seller has not waived any material default, breach, violation or event of acceleration under any of such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other Loan Documents in the related Mortgage File, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under the Loan Documents; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to the subject matter otherwise covered by any other representation and warranty made by the Seller in this
            Schedule II.

                  (16) Payment Record. Each Mortgage Loan is not, and in the
            prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months) has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace or cure period.

                  (17) Additional Collateral. The related Loan Documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, other than another Mortgage Loan.

                  (18) Qualified Mortgage. Each Mortgage Loan constitutes a
            "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision) and the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8), assuming compliance with all of the requirements of a "foreclosure property" under Section 856(e)(4) by the Trustee, the Master Servicer, the Special Servicer, as applicable, and their respective agents, but without regard to the holding period requirements set forth in Section 856(e)(2). Prepayment Premiums and yield maintenance charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

                  (19) Environmental Conditions. One or more property condition or engineering reports (relating to lead-based paint, asbestos and radon gas) or environmental site assessments meeting the requirements of the American Society for Testing and Materials in effect at the time the related report was or the related reports were prepared covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged Property (an "Environmental Report"), or an update of such an assessment, was performed by an experienced licensed (to the extent required by applicable state law) environmental consulting firm with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan and thereafter updated such that, (a) such Environmental Report is dated no earlier than twelve months prior to the Closing Date, (b) a copy of each such Environmental Report has been delivered to the Purchaser; and (c) either: (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) a party not related to the related Mortgagor with financial resources reasonably adequate to cure the subject violation in all material respects was identified as the responsible party for such condition or circumstance, (B) the related Mortgagor was required to provide additional security adequate to cure the subject violation in all material respects and to obtain an operations and maintenance plan,
            (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, or recommended only the implementation of an operations and maintenance program, which the Mortgagor is required to do, (D) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (E) the related Mortgaged Property is insured under a policy of insurance against losses arising from such circumstances and conditions, (F) the circumstance or condition has been fully remediated, (G) the related Mortgagor provided a "no further action" letter or other evidence acceptable to the Seller and that would be acceptable to a reasonably prudent lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (H) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 2% of the outstanding principal balance of the related Mortgage Loan and (b) $200,000, (I) the related Mortgagor or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, or (J) a responsible party with financial resources reasonably adequate to cure the violation provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage, or other Loan Document in the Mortgage File, for each Mortgage Loan encumbering the Mortgaged Property requires the related Mortgagor to comply and cause the Mortgaged Property to comply with all applicable federal, state and local environmental laws and regulations. The Seller has not taken any action which would cause the Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards or which could subject the Seller or its successors and assigns to liability under such laws. Each Mortgagor represents and warrants in the related Loan Documents generally to the effect that except as set forth in certain specified environmental reports and to the best of its knowledge that as of the date of origination of such Mortgage Loan, there were no hazardous materials on the related Mortgaged Property, and that the Mortgagor will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials, in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach.

                  (20) Customary Mortgage Provisions. The related Loan Documents contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if customary, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity, and there is no exemption available to the Mortgagor which would interfere with such right to foreclose except any statutory right of redemption or as may be limited by anti-deficiency laws or by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principals of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (21) Bankruptcy. No Mortgaged Property, nor any material
            portion thereof, is the subject of and no Mortgagor is a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

                  (22) Whole Loan; Interest Only; No Equity Participation or
            Contingent Interest. Each Mortgage Loan is a whole loan and not a participation interest in a loan. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, has a shared appreciation feature, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for interest-only payments without principal amortization (except as disclosed in the Prospectus Supplement) or for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment. Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to the Mortgagor under the Mortgage Loan or otherwise nor holds any equity interest in any Mortgagor.

                  (23) Transfers and Subordinate Debt. The Mortgage Loan does not permit the related Mortgaged Property or any interest therein, including any ownership interest in the Mortgagor, to be encumbered by any mortgage lien or other encumbrance except the related Mortgage or the Mortgage of another Mortgage Loan without the prior written consent of the holder thereof. To Seller's knowledge, as of origination, and, to the Seller's actual knowledge as of the Closing Date, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The Loan Documents require the Mortgagor to pay all reasonable costs and expenses related to any required consent to any transfer or encumbrance, including reasonable legal fees and expenses and any applicable Rating Agency fees. The Loan Documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any direct equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than by reason of family and estate planning transfers, transfers of less than a controlling interest in the Mortgagor, issuance of non-controlling new equity interests, transfers that are subject to the holder's approval of transferee and satisfaction of certain conditions specified in the Loan Documents, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgaged Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

                  (24) Waivers and Modification. The terms of the related Loan
            Documents have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any material respect, except pursuant to a written instrument duly submitted for recordation, to the extent required, and specifically included in the related Mortgage Loan File. No alterations, waivers, modifications or assumptions of any kind have been given, made or consented to by or on behalf of the Seller since August 27, 2007. The Seller has not taken any intentional action that would cause the representations and warranties of the related Mortgagor under the Mortgage Loan not to be true and correct in any material respect.

                  (25) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator within the 12 months prior to the Closing Date.

                  (26) Releases of Mortgaged Property. Since origination, no portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value, use or operation of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor equal to not less than 125% of the related allocated loan amount of such Mortgaged Property specifically set forth in the related Loan Documents, (b) upon payment in full of such Mortgage Loan, (c) Mortgage Loans which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans in accordance with their terms, (d) Mortgage Loans which permit the related Mortgagor to substitute a replacement property subject to the satisfaction of enumerated conditions that would be acceptable to a reasonably prudent commercial or multifamily, as applicable, lender, but which do not include the consent or approval of the lender to the substitution or the substitute property, or (e) a portion of the Mortgaged Property that was not given any value in connection with either the initial underwriting or appraisal of the Mortgage Loan.

                  (27) Defeasance. With respect to any Mortgage Loan that
            contains a provision for any defeasance of mortgage collateral (a "Defeasance Loan"), the related Mortgage Note, Mortgage or other related Loan Document contained in the Mortgage File, provides that the defeasance option is not exercisable prior to a date that is at least two (2) years following the Closing Date and is otherwise in compliance with applicable statutes, rules and regulations governing REMICs; requires prior written notice to the holder of the Mortgage Loan of the exercise of the defeasance option and payment by Mortgagor of all related fees, costs and expenses as set forth below; requires, or permits the lender to require, the Mortgage Loan (or the portion thereof being defeased) to be assumed by a single-purpose entity; and requires delivery of a legal opinion that the Trustee has a perfected security interest in such collateral prior to any other claim or interest. In addition, each Mortgage loan that is a Defeasance Loan permits defeasance only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or the portion thereof being defeased) either through and including the maturity date of the Mortgage Loan or to the first date that the Borrower can prepay the Mortgage Loan without prepayment premium, and in the case of ARD Loans, assuming the Anticipated Repayment Date is the Stated Maturity Date. Further, the Mortgage or other related Loan Document contained in the Mortgage File requires that an independent certified public accountant certify that such government securities are sufficient to make all such scheduled payments when due. To Seller's actual knowledge, defeasance under the Mortgage Loan is only for the purpose of facilitating the release of the Mortgaged Property and not as a part of an arrangement to collateralize a REMIC with obligations that are not real estate mortgages. With respect to each Defeasance Loan, the related Mortgage or other related Loan Document provides that the related Mortgagor shall (or permits the mortgagee to require the Mortgagor to) (a) pay all Rating Agency fees associated with defeasance (if Rating Agency approval is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, or (b) provide all opinions reasonably required by the mortgagee under the related Loan Documents, including, if applicable, a REMIC opinion and a perfection opinion and any applicable rating agency letters confirming no downgrade or qualification of ratings on any classes in the transaction. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the Mortgage Loan or the related documents require (or permit the mortgagee to require) confirmation from the Rating Agency that exercise of the defeasance option will not cause a downgrade or withdrawal of the rating assigned to any securities backed by the Mortgage Loan and require (or permit the mortgagee to require) the Mortgagor to pay any Rating Agency fees and expenses.

                  (28) Local Law Compliance; Non-Conforming Uses or
            Improvements. To the Seller's knowledge as of the date of origination of such Mortgage Loan, and, to the Seller's actual knowledge, as of the Cut-off Date the Mortgaged Property and the improvements located on or forming part of, and the existing use of, each Mortgaged Property securing a Mortgage Loan was or are, as applicable, in material compliance with all applicable zoning laws including parking and ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, either law and ordinance insurance coverage has been obtained in amounts adequate to avoid loss to the mortgagee, or such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property).

                  (29) (reserved)

                  (30) Single-Purpose Entity. Each Mortgage Loan with an
            original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding, and to Seller's actual knowledge each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, and/or which entity represented and covenanted in the related Loan Documents, substantially to the effect that such Mortgagor (i) is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; (ii) does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; (iii) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (iv) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Loan Documents; (v) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (vi) holds itself out as being a legal entity, separate and apart from any other person. In addition, with respect to all Mortgage Loans with an original principal balance of $15,000,000 or more, the Mortgagor's organizational documents provide substantially to the effect that the Mortgagor shall: observe all entity level formalities and record keeping; conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis pursuant to written agreements; hold itself out as being a legal entity, separate and apart from any other person and such organizational documents provide that: any dissolution or winding up or insolvency filing for such entity is prohibited or requires the unanimous consent of an independent director or member or all partners or members, as applicable; such documents may not be amended with respect to the Single-Purpose Entity requirements without the approval of the mortgagee or rating agencies; and the Mortgagor shall have an outside independent director or member. The Mortgage File for each such Mortgage Loan having an original principal balance of $20,000,000 or more contains a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving its equity owner or group of equity owners having an equity interest greater than 49%. To Seller's actual knowledge, each Mortgagor has fully complied with the requirements of the related Mortgage Loan and Mortgage and the Mortgagor's organizational documents regarding Single-Purpose-Entity status. The organization documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member.

                  (31) No Advances. No advance of funds has been made after
            origination, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

                  (32) Litigation or Other Proceedings. To Seller's knowledge, as of origination there were no, and to the Seller's actual knowledge, as of the Closing Date, there are no, pending actions, suits, litigation, arbitration or other proceedings by or before any court, arbitrator or governmental authority against the Mortgagor (or any related guarantor to the extent the Seller would consider such guarantor material to the underwriting or such Mortgage Loan) under any Mortgage Loan or the related Mortgaged Property that could reasonably be expected to materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan, the Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or such guarantor's ability to meet its obligations under the related Loan Documents.

                  (33) No Usury. The Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) is a fixed rate, and complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

                  (34) Trustee Under Deed of Trust. If the Mortgage for any
            Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan and all such fees and expenses are the obligation of the Mortgagor under the Mortgage.

                  (35) Other Collateral; Cross-Collateralization. The related
            Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

                  (36) (reserved)

                  (37) Escrow Deposits. All escrow deposits and payments
            required pursuant to the Loan Documents are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith, and all such escrows, deposits and payments will be conveyed by the applicable Seller to the Purchaser and identified as such with appropriate detail on the Closing Date.

                  (38) Licenses and Permits. The Mortgage Loan requires the
            related Mortgagor, to the extent required by law, to be qualified to do business, and requires the related Mortgagor and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning and building laws, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Mortgage Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. To the Seller's knowledge, as of the date of origination of each Mortgage Loan based on any of: (i) a letter from governmental authorities,
            (ii) a legal opinion, (iii) an endorsement to the related Title Insurance Policy, (iv) a zoning report from a zoning consultant, or
            (v) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, and to the Seller's actual knowledge as of the Closing Date, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses and permits have otherwise been issued.

                  (39) Origination, Servicing and Collection Practices. The
            origination (or acquisition, as the case may be), collection, and the servicing practices used by the Seller and its affiliates or contractors engaged by it with respect to the Mortgage Loan have been in all respects legal and have met customary standards utilized by prudent commercial or multifamily, as applicable, lenders and servicers.

                  (40) Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America.

                  (41) Non-Recourse Exceptions. Each Mortgage Loan is
            non-recourse, except that the Mortgagor and either: a principal of the Mortgagor or other natural person, with assets other than any interest in the Mortgagor, has agreed to be jointly and severally liable for all liabilities, expenses, losses, damages, expenses or claims suffered or incurred by the holder of the Mortgage Loan by reason of or in connection with: (i) any fraud or material misrepresentation by the Mortgagor, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards or (iii) violation of applicable environmental laws or breaches of environmental covenants. No waiver of liability for such non-recourse exceptions has been granted to the Mortgagor or any such guarantor or principal by the Seller or anyone acting on behalf of the Seller.

                  (42) Separate Tax Parcels. Each Mortgaged Property constitutes one or more separate tax lots (or will constitute separate tax lots when the next tax maps are issued), or, in certain instances, an application has been made to the applicable governing authority for creation of separate tax lots that shall be effective for the next tax year (and, with respect to tax parcels for which such application has been made, prior to the creation of such separate tax lots, taxes are being escrowed for the entire existing tax parcel), or is subject to an endorsement under the related Title Insurance Policy insuring for losses arising from any claim that the Mortgaged Property is not one or more separate tax lots.

                  (43) Financial Statements. Each Mortgage or related Loan
            Documents requires the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for Mortgage Loans with an original principal balance less than $3,000,000) and annual operating statements (or a balance sheet statement of income and expenses and a statement of changes in financial position), and such additional information regarding the Mortgagor and the Mortgaged Property as the owner or holder of the Mortgage may request which annual financial statements for all Mortgage Loans with an original principal balance greater than $20,000,000 shall be audited by an independent certified public accountant upon the request of the holder of the Mortgage Loan.

                  (44) Fee/Leasehold Properties. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except that with respect to Mortgage Loans that are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

                        (a) Such Ground Lease or a memorandum thereof has been
                  duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

                        (b) Such Ground Lease is not subject to any liens or
                  encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions, and provides that it shall remain prior to any mortgage or other lien upon the related Fee Interest;

                        (c) The Mortgagor's interest in such Ground Lease is
                  assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

                        (d) Such Ground Lease is in full force and effect, and
                  the Seller has not received as of the Closing Date notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease;

                        (e) Seller or its agent has provided the lessor under
                  the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                        (f) The mortgagee under such Mortgage Loan is permitted
                  a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the Mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

                        (g) Such Ground Lease has a current term (including one
                  or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller and its successors and assigns) which extends not less than the greater of 10 years beyond the amortization term and 20 years beyond the Stated Maturity Date for the related Mortgage Loan (or, with respect to any Mortgage Loan with an Anticipated Repayment Date, 10 years beyond the amortization term);

                        (h) Such Ground Lease requires the lessor to enter into
                  a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

                        (i) Under the terms of such Ground Lease and the related
                  Loan Documents, taken together, any related insurance proceeds or condemnation award that is awarded with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

                        (j) Such Ground Lease does not impose any restrictions
                  on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

                        (k) Such Ground Lease may not be amended or modified
                  without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns;

                        (l) The terms of such Ground Lease have not been waived,
                  modified, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by the related Mortgage.

                  (45) Fee Simple Interest. Except with respect to the Mortgage
            Loans secured by Ground Leases, each of the Mortgagors (or its affiliates) has title in the fee simple interest in each related Mortgaged Property.

                  (46) ARD Loans. Each ARD Loan requires scheduled monthly
            payments of principal; if any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming that it is not otherwise in default, the rate at which such Mortgage Loan accrues interest will increase to the sum of the original Mortgage Rate and a specified margin not less than 2 percent (2%); the Anticipated Repayment Date of any such Mortgage Loan is not less than 7 years from the date of origination; and after the Anticipated Repayment Date, the Loan Documents provide that excess cash flow after payment of expenses, including scheduled interest and capital expenditures approved by the lender, will be used to repay principal.

                  (47) Authorization in Jurisdiction. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

                  (48) No Negative Amortization; No Capital Contribution; No
            Financing for Incomplete Improvements. No Mortgage Loan, other than an ARD Loan (and then only after the Anticipated Repayment Date for such ARD Loan), provides for the negative amortization of interest. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the purpose of financing the construction of incomplete improvements on the related Mortgaged Property other than tenant improvements.

                  (49) No Fraud. Neither the Seller, the originator, nor any employee or agent of the Seller or the originator has participated in any fraud or intentional material misrepresentation with respect to the Mortgagor, the Mortgaged Property or any guarantor. To Seller's actual knowledge, no Mortgagor or guarantor is guilty of defrauding or making an intentional material misrepresentation to the Seller with respect to the origination of the Mortgage Loan, the Mortgagor or the Mortgaged Property.

                  (50) Grace Periods. The related Mortgage or Mortgage Note
            provides a grace period for delinquent Monthly Payments no longer than 10 days from the applicable Due Date other than as disclosed in the Mortgage Loan Schedule.

                  (51) Appraisals. The Mortgage File contains an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal or a supplemental letter from the appraiser states that the appraisal satisfies the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended), all as in effect on the date the Mortgage Loan was originated.

                  (52) Mortgagor Concentration. Except as disclosed in the
            Prospectus Supplement, (a) no Mortgagor is the Mortgagor with respect to more than one Mortgage Loan and (b) to the Seller's knowledge, no group of Mortgage Loans with affiliated Mortgagors have an aggregate principal balance equaling more than $260,980,393.

                  (53) Environmental Insurance Policies. If the Mortgaged
            Property securing any Mortgage Loan is covered by a secured creditor environmental insurance policy, then:

                        (a) the Seller:

                              (i) has disclosed, or is aware that there has been
                        disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

                              (ii) has delivered or caused to be delivered to
                        the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property,

                              in each case with respect to (i) and (ii) to the
                        extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy;

                        (b) all premiums for such insurance have been paid;

                        (c) has a term not less than 5 years beyond the term of
                  the Mortgage Loan (or 5 years beyond the Anticipated Repayment Date with respect to an ARD Loan) and is not cancelable during such term; and

                        (d) such insurance is in full force and effect.

                        If the Mortgage Loan is listed on Schedule IIA(53) and
                  the environmental insurance for such Mortgage Loan is not a secured creditor policy but was required to be obtained by the Mortgagor, then the holder of the Mortgage Loan is entitled to be an additional insured under such policy, all premiums have been paid, such insurance is in full force and effect, such policy may not be cancelled or amended without the consent of the Seller or its successors and assigns and, to the Seller's knowledge, the Mortgagor has made the disclosures and complied with the requirements of clauses (a) and (b) of this Paragraph
                  (53).

                  (54) Access. The Mortgaged Property is located on or adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress.

                                  SCHEDULE IIA

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                 EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES WITH
                  RESPECT TO THE BANK OF AMERICA MORTGAGE LOANS


                               REPRESENTATION 4
         No Holdbacks; Improvements Complete or Escrows Established.


--------------------------------------------------------------------------------
501 Richardson Drive (3407227)   A debt service reserve account in the amount
                                 of $717,500 was established upon the closing
                                 date of the related Mortgage Loan.  Sums in
                                 the debt service reserve account (except for
                                 the CPT Leasing Reserve Deposit (defined
                                 below)) will be disbursed to the related
                                 Borrower on the date which is at least 12
                                 months from the closing date of the Mortgage
                                 Loan (the "Debt Service Reserve Release Date")
                                 provided that, among other things, the debt
                                 service coverage ratio for the Mortgaged
                                 Property equals or exceeds 1.10x.  Upon the
                                 release of funds from the Debt Service Reserve
                                 Account, mortgagee will retain the sum of
                                 $80,000.00 (the "CPT Leasing Reserve Deposit")
                                 and transfer the CPT Leasing Reserve Deposit
                                 into the CPT Reserve Account (as defined in
                                 the related loan agreement).  The closing date
                                 of the related Mortgage Loan was June 22, 2007.
--------------------------------------------------------------------------------
Foothill Views Apartments        $244,000 of the original principal balance of
(3407130)                        the related Mortgage Loan has been reserved.
                                 Such amount will be released in the event that the average net rental income is equal to or greater than $101,000 on or before the date that is 6 months after the closing date of the related Mortgage Loan. The closing date of the related Mortgage Loan occurred on June 28, 2007 (the "Closing Date").

                                 If the Holdback Reserve Funds (as defined in the related loan agreement) are not disbursed to the related Borrower within 6 months of the Closing Date, upon satisfaction of certain conditions, the Holdback Release Funds will be released to the related Borrower (up to 18 months after the Closing Date) in an amount equal to the amount by which the Holdback Reserve Funds exceed the positive difference between (i) the outstanding principal balance of the Mortgage Loan and (ii) the principal balance of the Mortgage Loan which would support a debt service coverage ratio of 1.10x.

                                 If the Holdback Reserve Funds are not
                                 disbursed to the related Borrower within 18 months of the Closing Date, the mortgagee may apply the Holdback Reserve Funds to the Mortgage Loan.

--------------------------------------------------------------------------------
Walgreen's Center (3402719)      There is a holdback reserve account in the
                                 amount of $1,270,000 ("Holdback Reserve
                                 Funds"). Borrower is required to make up to (but not more than) two disbursements of the Holdback Reserve Funds in an amount equal to the amount by which the Holdback Reserve Funds exceed the positive difference between (i) the then-outstanding principal balance of the
                                 Mortgage Loan and (ii) the principal balance of the Mortgage Loan which would support a debt service coverage ratio of 1.15x, provided that certain conditions set forth in the related mortgage loan agreement are met, including, but not limited to, the Borrower's delivery of all certifications, materials and information required by the related mortgagee in connection with the release.
                                 Notwithstanding the foregoing, the Holdback
                                 Reserve Funds will be released to the Borrower in their entirety upon the mortgagee's receipt of certain information regarding the tenant known as Breckinridge Group, Inc. or another acceptable replacement tenant, including, but not limited to, an estoppel certificate for such tenant setting forth that the tenant's lease is in full force and effect.

                                 If, following the satisfaction of the
                                 conditions in the related loan agreement for
                                 disbursement of a portion of the Holdback
                                 Reserve Funds, less than all of the Holdback
                                 Reserve Funds have been disbursed, or if such
                                 conditions have not been met at all, then the
                                 related mortgagee may in its sole discretion
                                 apply the Holdback Reserve Funds to the
                                 payment of the Mortgage Loan in such amounts
                                 and in such manner as the related mortgagee
                                 may elect.  Upon payment of the Mortgage Loan,
                                 all amounts remaining on deposit in the
                                 Holdback Reserve Account are to be returned to
                                 the Borrower or owner of record of the
                                 Mortgaged Property.
--------------------------------------------------------------------------------
Eastern Anthony Office Building  There is a holdback reserve account in the
(3404142)                        amount of $167,000 ("Holdback Reserve
                                 Funds"). The Borrower must not make more than one disbursement of the Holdback Reserve Funds on or before April 16, 2008, in an amount equal to the amount by which the Holdback
                                 Reserve Funds exceed the positive difference between (i) the then-outstanding principal balance of the Mortgage Loan and (ii) the principal balance of the Mortgage Loan which would support a debt service coverage ratio of 1.17x, provided that certain conditions set forth in the related mortgage loan agreement are met, including, but not limited to the Borrower's delivery of all certifications, materials and information required by the related mortgagee in connection with the release.

                                 If, following the satisfaction of the
                                 conditions in the related loan agreement for
                                 disbursement of a portion of the Holdback
                                 Reserve Funds, less than all of the Holdback
                                 Reserve Funds have been disbursed, or if such
                                 conditions have not been met at all, then the
                                 related mortgagee may in its sole discretion
                                 apply the Holdback Reserve Funds to the
                                 payment of the Mortgage Loan in such amounts
                                 and in such manner as the related mortgagee
                                 may elect.  Upon payment of the Mortgage Loan,
                                 all amounts remaining on deposit in the
                                 Holdback Reserve Account are to be returned to
                                 the Borrower or owner of record of the
                                 Mortgaged Property.
--------------------------------------------------------------------------------
288-290 Main Street (3405885)    There is a holdback reserve account in the
                                 amount of $184,000 (the "Holdback Reserve
                                 Funds").  The mortgagee must make a one-time
                                 disbursement of the Holdback Reserve Funds
                                 upon the satisfaction of certain conditions,
                                 including, without limitation, that the
                                 mortgagee must have received, no later than
                                 the date which is 6 months after the closing
                                 date of the related Mortgage Loan of June 26,
                                 2007 (the "Closing Date"), a copy of the
                                 executed Lease for the studio apartment unit
                                 at the Property, at a rental rate of not less
                                 than $2,300 per month and a term of not less
                                 than one year.  If the Holdback Reserve Funds
                                 have not been released within 6 months after
                                 the Closing Date, the mortgagee must make a
                                 one-time disbursement of Holdback Reserve
                                 Funds to Borrower, in an amount, if any, equal
                                 to the Holdback Release Amount (as defined
                                 below) (up to two years after the Closing
                                 Date) upon satisfaction of certain conditions
                                 set forth in the related mortgage loan
                                 agreement.  The "Holdback Release Amount" is
                                 the amount equal to the amount (if any)
                                 determined by the mortgagee by which the
                                 Holdback Reserve Funds exceeds the positive
                                 difference between (i) the outstanding
                                 principal balance of the Loan and (ii) the
                                 principal balance of the Loan which would
                                 support a debt service coverage ratio of
                                 1.10x.  If, following satisfaction of the
                                 conditions, the mortgagee disburses less than
                                 all of the Holdback Reserve Funds or if the
                                 conditions are not satisfied on or before two
                                 years after the Closing Date, the mortgagee
                                 must apply the Holdback Reserve Funds to the
                                 Debt as the mortgagee elects.  Upon payment of
                                 the Loan, any remaining holdback funds will be
                                 returned to Borrower.
--------------------------------------------------------------------------------
12th and K - Sacramento          There is a holdback reserve of $2,350,000 (the
(3405799)                        "Holdback Reserve Funds").  The Holdback
                                 Reserve Funds are to be held as additional collateral for the Mortgage Loan for the first
                                 18 months of the term or until the Amortizing
                                 Debt Service Coverage (as defined in the related loan agreement) equals or exceeds
                                 1.15x based on net cash flow from commercial
                                 Tenants with executed Leases (including the Affiliate Lease but not including any other
                                 Leases entered into with an Affiliate) that are occupied, open for business and pay rent and from multifamily Tenants with executed
                                 Leases. The Affiliate Lease is that certain lease by and between the Borrower, as lessor, and an Affiliate of Borrower Principal, as lessee, for approximately 4,600 square feet.
                                 The Borrower is entitled to not more than four partial disbursements of the Holdback Reserve
                                 Funds in increments of $500,000 during the 18-month period upon the satisfaction of the terms of the related loan agreement, including, but not limited to, (1) the Mortgaged Property achieving a required debt service coverage ratio of 1.15x, (2) the Borrower providing evidence that tenants (none of which shall be an Affiliate other than the tenant under the Affiliate Lease) used in the calculation of such debt service coverage ratio are in possession of their demised premises and paying rent and (3) in connection with the final disbursement, the Borrower providing a copy of the Required Certificate of Completion (as defined in the related loan agreement).

                                 In the event that conditions for disbursement
                                 of the Holdback Reserve Funds are not met by
                                 the Scheduled Payment Date occurring in
                                 February, 2009, the mortgagee may either (x)
                                 apply the remaining Holdback Reserve Funds to
                                 pay down the Mortgage Loan such that the
                                 Mortgaged Property meets a debt service
                                 coverage ratio of 1.15x (in which case any
                                 prepayment premium required pursuant to the
                                 Note is immediately due and payable) or (y)
                                 hold the Holdback Reserve Funds as additional
                                 collateral for the Loan.
--------------------------------------------------------------------------------
Crescent Crown Distributing      Upon the tenant known as Crescent Crown
(3406066)                        Distributing, L.L.C. vacating the Mortgaged
                                 Property, giving notice of a bankruptcy or
                                 terminating or failing to renew its lease,
                                 cash flows from the Mortgaged Property will be
                                 swept (after otherwise going through the cash
                                 management waterfall set forth in the related
                                 loan agreement) into a reserve account (the
                                 "Rollover Reserve Account").  The Rollover
                                 Reserve Account will be held as additional
                                 security for the Mortgage Loan, but upon the
                                 occurrence and during the continuance of an
                                 Event of Default (as defined in the related
                                 loan agreement), the funds in the Rollover
                                 Reserve Account may be drawn upon by the
                                 related mortgagee in whole or in part and
                                 applied to the Mortgage Loan in such order and
                                 proportion as the mortgagee determines.
--------------------------------------------------------------------------------

                               REPRESENTATION 5
                    Legal, Valid and Binding Obligations.

--------------------------------------------------------------------------------
Crescent Crown Distributing      The Arizona enforceability opinion does not
(3406066)                        provide an opinion that the Mortgage Loan
                                 documents are enforceable against the Borrower
                                 Principal.

--------------------------------------------------------------------------------

                               REPRESENTATION 6
                       Assignment of Leases and Rents.


--------------------------------------------------------------------------------
To the extent that the related Mortgage Loan borrower leases all or part of the related Mortgaged Property to a master lessee, which master lessee enters into leases with tenants of such related Mortgaged Property, such master lessee owns an interest in any payments due under such related leases.
--------------------------------------------------------------------------------

                              REPRESENTATION 12
           Condition of Property; No Condemnation; No Encroachment.


--------------------------------------------------------------------------------
Delavan Crossing (3405226)       In the event that the casualty and
                                 condemnation provisions of any "Major Lease"
                                 (as defined in the related loan agreement) conflict with the casualty and condemnation provisions of the related loan agreement, the terms of such Major Lease will control.

--------------------------------------------------------------------------------

                              REPRESENTATION 14
                                  Insurance.


--------------------------------------------------------------------------------
Some Mortgage Loan documents provide that the loss of rents or income, as applicable, will be insured until the earlier of (i) completion of Restoration or, in some cases, the return of rents/income to the level which existed prior to the loss or (ii) the expiration of twelve (12) months.
--------------------------------------------------------------------------------
Greenwich Gardens (3407486)      The related Borrower's obligation to maintain
                                 terrorism insurance is subject to a cap in the
Hines Core Office Portfolio A    amount of premiums the related Borrower is
(3407137)                        obligated to pay for such terrorism insurance.

Hines Core Office Portfolio B
(3407151)

Hines Core Office Portfolio C
(3407153)

Gateway Commerce Center
(3405231)

Lakeside Mall (3406989)

Hilton Anatole (3406386)

La Jolla Executive Tower
(3406566)

USPS - Jamaica Plain (3406780)

150 Broadway (3406186)

Sawgrass Mills (3407000)

Arundel Mills (3407568)

East Market at Fair Lakes
(3405280)

--------------------------------------------------------------------------------
La Jolla Executive Tower         The related Borrower's obligation to maintain
(3406566)                        terrorism insurance may be satisfied by
                                 delivery of a guaranty (the "Terrorism
                                 Guaranty") substantially in the form of the Terrorism Guaranty attached to the related loan agreement from an entity acceptable to mortgagee.

--------------------------------------------------------------------------------
Lakeside Mall (3406989)          The related Borrower must obtain either (a)
                                 wind storm coverage under the existing blanket insurance policies for which the related
                                 Mortgaged Property is covered in an aggregate level of at least $75,000,000 (without any material increase to the size of the property portfolio covered under such policies) or (b) stand alone wind storm coverage for the related Mortgaged Property in the amount of $25,000,000. The balance of the Mortgage Loan is $95,000,000 as of the closing date of such Mortgage Loan.

                                 The Policies may be issued by a syndicate of insurers through which (1) at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate), is required to be with one or more carriers having a claims paying ability rating of "A-" or better by at least two Rating Agencies, one of which must be S&P or such other Rating Agencies approved by the mortgagee, (2) subject to the requirements of subsection (1) above, no more than 15% of the coverage (if there are 4 or fewer member of the syndicate) or no more than 30% of the coverage (if there are 5 or more members of the syndicate), is required to be with one or more carriers having a claims paying ability rating of "BBB+" or better by at least two Rating Agencies, one of which must be S&P or such other Rating Agencies approved by the mortgagee and (e) the balance of coverage not to exceed 10% of claims coverage is with one or more carriers having a general policy rating of "BBB" or better and a financial class of "XIII" or better by A.M Best Company, Inc.

--------------------------------------------------------------------------------
4401 S. Flamingo Road Retail     The related Mortgaged Property is located in
Center (Strikezone Plaza)        the State of Florida.  The related loan
(3407004)                        agreement does not specifically require that
                                 the related Borrower maintain windstorm
Park at Bay Plaza (3406908)      insurance.

Plymouth Center (3406176)

4720 Salisbury Road -
Jacksonville, FL (3407082)

--------------------------------------------------------------------------------
CVS - Gulfport (3406313)         The related Mortgaged Property is located in
                                 Texas, South Carolina, North Carolina,
CVS Portfolio Louisiana          Mississippi, Louisiana, Georgia or Alabama.
(3406312)                        The related loan agreement does not
                                 specifically require that the related Borrower
Hilton Anatole (3406386)         maintain windstorm insurance.

CVS Portfolio Texas (3405982)

Archstone North Dallas (3404632)

DTI- Coppertree Apartments
(3402652)

DTI- Huntington Apartments
(3402655)

DTI- Redstone Apartments
(3402656)

DTI- Carlyle Place Apartments
(3402660)

DTI- The Oaks Apartments
(3402662)

Scenic Square Shopping Center
(3407121)

Walgreens - Mansfield, TX
(3408375)

--------------------------------------------------------------------------------
Gander Mountain Eden Prairie,    In the event that the casualty and
MN (3407161)                     condemnation provisions of the Gander Mountain
                                 Lease (as defined in the related loan
                                 agreement) conflict with the casualty and condemnation provisions of the related loan agreement, the terms of the Gander Mountain
                                 Lease will control.

--------------------------------------------------------------------------------
Delavan Crossing (3405226)       If the Mortgaged Property has been transferred
                                 to a "Permitted Inland Entity" (as defined in
Gander Mountain Eden Prairie,    the related Mortgage Loan documents),
MN (3407161)                     terrorism insurance coverage is not required
                                 if (i) the related Borrower self insures and
                                 (ii) the applicable Permitted Inland Entity which satisfies the tests set forth in the related Mortgage Loan documents executes a guaranty which guarantees payment to mortgagee of any sums which related Borrower has elected to self-insure which would have been payable to mortgagee under the terrorism coverage required by the related loan agreement.

--------------------------------------------------------------------------------
Walgreen's - Alma, MI (3404462)  The tenant maintains insurance coverage or self-insures pursuant to the terms of its
Walgreens - New Albany, IN       lease.
(3407344)

CVS - Gulfport (3406313)

Walgreens - Mansfield, TX
(3408375)

Rite Aid - Dunmore, PA (3405637)

--------------------------------------------------------------------------------
FedEx Portland (3404862)         The loan amount is above $20 million and the
                                 related loan agreement requires insurers to
Crescent Crown Distributing      have a claims paying ability rating of "BBB"
(3406066)                        or better by S&P and "Baa2" by Moody's.

Lakeview Commerce Center
(3406809)

Crossroads Business Park
Portfolio (3406945)
--------------------------------------------------------------------------------
CVS Portfolio Texas (3405982)    The loan amount is above $20 million, and the
                                 tenant CVS Corporation self insures.  CVS
CVS Portfolio Louisiana          Corporation carries an S&P rating of BBB+.
(3406312)

--------------------------------------------------------------------------------
Fairfield Inn and Suites -       The loan amount is above $20 million and the
Chicago (3407677)                related loan agreement requires insurers to
                                 have a claims paying ability rating "BBB" or better by S&P and its equivalent from each of the other Rating Agencies.

--------------------------------------------------------------------------------
Arundel Mills (3407568)          The loan amount is above $20 million, and the
                                 related loan agreement provides that,
Sawgrass Mills (3407000)         depending on the number of insurers, up to 40%
                                 may have a claims paying ability rating of "BBB" or better.

--------------------------------------------------------------------------------
Columbus Park Crossing (3407373) The loan amount is above $20 million and the related loan agreement provides that if the insurer is not rated by the Rating Agencies, it must have a general policy rating of "A" or better and a financial class of "XIII" or better by A.M. Best Company, Inc. and no claims paying ability rating is specified.

--------------------------------------------------------------------------------
Scottsdale Spectrum (3406702)    The loan amount is above $20 million and the
                                 related loan agreement provides that the insurer must have a general policy rating of "A" or better and no claims paying ability rating is specified.

--------------------------------------------------------------------------------
Glidden Company Warehouse        The Borrower is not required to maintain
(3403870)                        insurance coverage against Losses resulting
                                 from acts of terrorism.  The Mortgaged
                                 Property is located in the State of Ohio.
--------------------------------------------------------------------------------
The Villages of Kitty Hawk       Terrorism coverage is not required if (i) the
(3407356)                        Borrower confirms to the related mortgagee in
                                 writing that it will protect and hold the
Wickes Furniture Store (3404835) mortgagee harmless from any losses associated with terrorism risks by either depositing with
                                 the mortgagee sums sufficient to pay for
                                 terrorism losses or prepaying the Mortgage
                                 Loan if permitted by (and in accordance with)
                                 the terms of the related Mortgage Note, (ii)
                                 the Borrower Principal executes a related
                                 guaranty satisfactory to the mortgagee and
                                 (iii) the Borrower Principal meets certain
                                 financial requirements, including but not
                                 limited to, the maintenance of  (A) a minimum
                                 net worth of at least $750,000,000.00 (as
                                 determined by such entity's most recent
                                 audited financial statements), (B) a direct or
                                 indirect ownership interest in the Borrower
                                 and (C) an aggregate loan-to-value ratio
                                 ("LTV") of not more than 55% for all
                                 properties on which the Borrower Principal
                                 owns a direct or indirect ownership interest
                                 (with such LTV subject to adjustment and
                                 waiver in certain instances set forth in the
                                 related loan agreement).
--------------------------------------------------------------------------------

                              REPRESENTATION 17
                            Additional Collateral.


--------------------------------------------------------------------------------
12th and K- Sacramento (3405799) The Borrower has a $2,300,000 loan with the
                                 Redevelopment Agency of the City of Sacramento (the "City") which is the subject of a subordination agreement. The loan is a subsidy/construction loan provided by the City in 2005 in connection with redevelopment of the related Mortgage Property. The related Borrower and the City executed a Subordination Agreement dated as of the closing date of the related Mortgage Loan.

--------------------------------------------------------------------------------
501 Richardson Drive (3407227)   The A Note is in the pool, but the $327,000 B
                                 Note is not.  The B-Note was sold to Mezz Cap
                                 Finance, LLC, and there is an Intercreditor
                                 Agreement dated June 22, 2007 subordinating the B Note to the A Note.

--------------------------------------------------------------------------------
Plymouth Center (3406176)        The A Note is in the pool, but the $445,000 B
                                 Note  is not.  The B-Note was sold to Mezz Cap
                                 Finance, LLC, and there is an Intercreditor
                                 Agreement dated June 29, 2007 subordinating the B Note to the A Note.

--------------------------------------------------------------------------------
Hilton Anatole (3406386)         The A-2 Note is in the pool, but the
                                 $175,000,000 A-1 Note is not.  The A-1 and A-2
                                 Notes are pari passu.

--------------------------------------------------------------------------------
Columbus Park Crossing (3407373) The Mortgage Property secures both the
                                 Mortgage Loan and certain outstanding
                                 Industrial Development Revenue Bonds (Series A in the amount of $44,550,000 and Series B in the amount of $30,450,000). Such bonds are subordinated to the Mortgage Loan pursuant to the Pledge, Assignment and Subordination Agreement dated July 19, 2007, and such bonds were issued for the purpose of financing the acquisition and development of a retail shopping center and related improvements on the Mortgaged Property.

--------------------------------------------------------------------------------
Sawgrass Mills (3407000)         The $850 million Mortgage Loan is secured by a
                                 series of pari passu A notes.

--------------------------------------------------------------------------------

                              REPRESENTATION 19
                          Environmental Conditions.


--------------------------------------------------------------------------------
TD Ameritrade Building (3401228) On or before December 15, 2007, the Borrower is required to provide to the related
                                 mortgagee (i) additional information regarding the fuel oil discharge that was reported in 1986 when an underground storage tank was damaged during site construction activities, or (ii) a New Jersey Department of
                                 Environmental Protection file review, in
                                 either case demonstrating to the related
                                 mortgagee's satisfaction that such fuel oil
                                 discharge has been fully remediated or has
                                 been or is otherwise being handled in a manner satisfactory to the related mortgagee.
--------------------------------------------------------------------------------

                              REPRESENTATION 22
  Whole Loan; Interest Only; No Equity Participation or Contingent Interest


--------------------------------------------------------------------------------
FedEx Portland (3404862)                   The monthly payments on the related

                                           Mortgage Loan are interest only for
                                           six months.
--------------------------------------------------------------------------------
Ladera - Terrace Shops (3405119)

Gander Mountain Knoxville (3405511)

Gander Mountain Winchester (3405513)
                                           The monthly payments on the related
Commerce Office Park (3406769)             Mortgage Loan are interest only for
                                           two years.
Mountain Gate Marketplace (3406811)

Southern Avenue (3406686)

--------------------------------------------------------------------------------
Arundel Mills (3407568)

Lakeview Commerce Center (3406809)

319 - 333 North Central Avenue (3407440)

Galleria South Apartments (3406916)

Galleria North Apartments (3406490)

Scenic Square Shopping Center (3407121)
                                           The monthly payments on the related
East Rinco Industrial (3406442)            Mortgage Loan are interest only for
                                           three years.
501 Richardson Drive (3407227)

Casa Grande Shopping Center (3407059)

Northridge-Fontana Apartments (3406673)

St. John's Mercy Health Care (3405197)

Sisbar at Somers (3403745)

--------------------------------------------------------------------------------
Marrero Shopping Center (3405469)
                                           The monthly payments on the related
                                           Mortgage Loan are interest only for
                                           four years.
--------------------------------------------------------------------------------
Crossroads Business Park Portfolio
(3406945)

Fairfield Inn & Suites - Chicago (3407677)

Belward North (3406163)

310 Lafayette Avenue (3407647)

Park at Bay Plaza (3406908)

Archstone North Dallas (3404632)

Visalia Pavilion (3403697)

Foothill Views Apartments (3407130)

Belward South (3406167)

Walgreen's Center (3402719)
                                           The monthly payments on the related
Stone Ridge Apartments (3406900)           Mortgage Loan are interest only for
                                           five years.
Glidden Company Warehouse (3403870)

Best Buy - Brentwood (3403076)

Batavia Business Park (3405427)

Lemon Grove Shopping Center (3404450)

4401 S. Flamingo Road Retail Center
(3407004)

Advantage Storage (3404600)

4030 NE Halsey Street (3406782)

825 W Armitage (3406899)

Crescent Crown Distributing (3406066)

--------------------------------------------------------------------------------
Center Square (3405683)

CVS Portfolio Texas (3405982)

CVS Portfolio Louisiana (3406312)          The monthly payments on the related
                                           Mortgage Loan are interest only for
CVS - Gulfport (3406313)                   six years.

Walgreens - New Albany, IN (3407344)

--------------------------------------------------------------------------------
Hines Core Office Portfolio A (3407137)

Hines Core Office Portfolio B (3407151)

Hines Core Office Portfolio C (3407153)

Hilton Anatole (3406386)

Sawgrass Mills (3407000)

La Jolla Executive Tower (3406566)

Lakeside Mall (3406989)

Columbus Park Crossing (3407373)

Scottsdale Spectrum (3406702)

150 Broadway (3406186)

East Market at Fair Lakes (3405280)

Station Nine Apartments (3406656)

Greenwich Gardens (3407486)

32 East 57th Street (3405686)              The related Mortgage Loan is
                                           interest only for the entire term.
The Villages of Kitty Hawk (3407356)

USPS - Jamaica Plain (3406780)

Gander Mountain Eden Prairie, MN (3407161)

12th and K - Sacramento (3405799)

Rockwood Four Office Building (3406834)

Penn Warner Industrial Park (3406156)

Superior III Self Storage (3406609)

Delavan Crossing (3405226)

Wickes Furniture Store (3404835)

Chandler Apartments (3406904)

Walgreens - Mansfield, TX (3408375)

380 Lafayette Street (3406692)

Gateway Commerce Center (3405231)

--------------------------------------------------------------------------------

                              REPRESENTATION 23
                       Transfers and Subordinate Debt.


--------------------------------------------------------------------------------
12th and K- Sacramento (3405799) The Borrower has a $2,300,000 loan with the
                                 Redevelopment Agency of the City of Sacramento which is the subject of a subordination agreement. The loan is a subsidy/construction loan provided by the City in 2005 in connection with redevelopment of the related Mortgage Property. The Borrower and the City executed a Subordination Agreement on the date of closing of the Mortgage Loan.

--------------------------------------------------------------------------------
Columbus Park Crossing (3407373) Industrial Development Revenue Bonds are
                                 outstanding in the amount of $44,550,000 (as to Series A) and $30,450,000 (as to Series
                                 B).  A Pledge, Assignment and Subordination
                                 Agreement was made as of July 19, 2007. Such bonds were issued for the purpose of financing the acquisition and development of a retail shopping center and related improvements on the Mortgaged Property.

--------------------------------------------------------------------------------
501 Richardson Drive (3407227)   The $5,240,000 A Note is in the pool, but the
                                 $327,500 B Note is not. The B-Note was sold to Mezz Cap Finance, LLC, and there is an Intercreditor Agreement dated June 22, 2007 subordinating the B Note to the A Note.

--------------------------------------------------------------------------------
Plymouth Center (3406176)        The $6,800,000 A Note is in the pool, but the
                                 $445,000 B Note is not. The B-Note was sold to Mezz Cap Finance, LLC, and there is an Intercreditor Agreement dated June 29, 2007 subordinating the B Note to the A Note.

--------------------------------------------------------------------------------
Sawgrass Mills (3407000)         The $850 million Mortgage Loan is secured by a
                                 series of pari passu A notes.  Only the
                                 $132,647,059 Note A-3 is in the pool.

--------------------------------------------------------------------------------
Hilton Anatole (3406386)         The $175,000,000 A-2 Note is in the pool, but
                                 the $175,000,000 A-1 Note is not.  The A-1 and
                                 A-2 Notes are pari passu.

--------------------------------------------------------------------------------
Arundel Mills (3407568)          The $128,333,334 Note A-1 is in the pool, but
                                 the $128,333,333 Note A-2 and $128,333,333
                                 Note A-3 are not.  The Note A-1, Note A-2 and
                                 Note A-3 are pari passu.
--------------------------------------------------------------------------------
CVS Portfolio Texas (3405982)    For CVS Portfolio Texas $12,060,000 Note A-1
                                 is in the pool, but the $12,060,000 Note A-2
CVS Portfolio Louisiana          is not.  The  CVS Portfolio Texas Note A-1 and
(3406312)                        Note A-2 are pari passu.

CVS - Gulfport (3406313)         For CVS Portfolio Louisiana $12,717,500 Note
                                 A-1 is in the pool, but the $12,717,500 Note
                                 A-2 is not.  The  CVS Portfolio Louisiana Note
                                 A-1 and Note A-2 are pari passu.

                                 For CVS - Gulfport $1,722,500 Note A-1 is in
                                 the pool, but the $1,722,500 Note A-2 is not. The CVS - Gulfport Note A-1 and Note A-2 are pari passu.
--------------------------------------------------------------------------------

                              REPRESENTATION 24
                          Waivers and Modification.


--------------------------------------------------------------------------------
Arundel Mills (3407568)          The original Mortgage Note in the amount of
                                 $385,000,000 was amended to create three new notes (the $128,333,334 Note A-1 that is in the pool, but the $128,333,333 Note A-2 and $128,333,333 Note A-3 are not). The Note A-1,
                                 Note A-2 and Note A-3 are pari passu.

--------------------------------------------------------------------------------
CVS Portfolio Louisiana          For CVS Portfolio Louisiana the original
(3406312)                        Mortgage Note in the amount of $25,435,000 was
                                 amended to create two new pari passu notes
CVS Portfolio Texas (3405982)    (the $12,717,500 Note A-1 that is in the pool
                                 and the $12,717,500 Note A-2 that is not
CVS - Gulfport (3406313)         included in the pool).

                                 For CVS Portfolio Texas the original Mortgage
                                 Note in the amount of $24,120,000 was amended to create two new pari passu notes (the $12,060,000 Note A-1 that is in the pool and the $12,060,000 Note A-2 that is not included in the pool).

                                 For CVS - Gulfport the original Mortgage Note in the amount of $3,445,000 was amended to create two new pari passu notes (the $1,722,500 Note A-1 that is in the pool and the $1,722,500 Note A-2 that is not included in the pool).


--------------------------------------------------------------------------------

                              REPRESENTATION 26
                       Releases of Mortgaged Property.


--------------------------------------------------------------------------------
Commerce Office Park (3406769)   The related loan documents permit the related
                                 borrower to partially prepay the loan and obtain the release of a portion of the Mortgaged Property, subject to the satisfaction of certain conditions, including, but not limited to: (i) no event of default exists; (ii) mortgagee receiving an appraisal for the remaining Mortgaged Property which evidences a loan-to-value ratio not greater than 75%; (ii) payment of 120% of the principal amount of the Mortgage Loan attributable to the portion of the Mortgaged
                                 Property to be released (as determined by the multiplying the ratio of the release parcel's appraised value to the aggregate appraised value of the Mortgaged Property by the outstanding principal balance of the related
                                 Mortgage Loan); (iii) the debt service
                                 coverage ratio after giving effect to such release must not be less than 1.25x for the trailing 12 month period preceding the release; and (iv) if required by the mortgagee, the mortgagee has received confirmation from the rating agencies that the conveyance of the released parcel will not result in a downgrade, withdrawal or qualification of the then current ratings to be issued in connection with a securitization.

--------------------------------------------------------------------------------
Sawgrass Mills (3407000)         The related Borrower may: (i) make transfers
                                 of immaterial or non-income producing portions
Arundel Mills (3407568)          of the Mortgaged Property to any federal,
                                 state or local government or any political subdivision thereof in connection with takings or condemnations of any portion of the Mortgaged Property for dedication or public use, (ii) make transfers of non-income producing portions of the Mortgaged Property, including portions of the Mortgaged Property's
                                 "ring road" to third parties, including, owners of out parcels and department store pads, pads for office buildings, hotels or other properties for the purpose of erecting and operating additional structures or parking facilities whose use is integrated and consistent with the use of the Mortgaged
                                 Property and (iii) dedicate portions of the Mortgaged Property or grant easements, restrictions, covenants, reservations and rights of way in the ordinary course of business for traffic circulation, ingress, egress, parking, access, utilities lines or for other similar purposes; provided, however, it will be a condition to any of the transfers in (ii) and (iii) above that no transfer, conveyance or other encumbrance results in a material adverse effect as stated in an officer's certificate.

--------------------------------------------------------------------------------
Arundel Mills (3407568)          In connection with the sale of air rights
                                 above the Improvements located on the Property to a third party for development of a condominium or vertical space subdivision of improvements to be constructed by such third party or sold in the air space, the mortgagee will also partially release from the lien of its security such air space for no consideration to be paid by the related
                                 Borrower or Guarantor to the mortgagee. The mortgagee is permitted to require a REMIC opinion.

--------------------------------------------------------------------------------
Crossroads Business Park         The related loan documents permit the related
Portfolio (3406945)              borrower to partially prepay the loan and
                                 obtain the release of a portion of the
                                 Mortgaged Property, subject to the
                                 satisfaction of certain conditions, including, but not limited to: (i) such conveyance is made in connection with the planned construction of a parking deck on the release parcel substantially in accordance with the conceptual site plans further delineated in the related loan documents; (ii) no event of default exists; (iii) if required by the mortgagee, the mortgagee has been furnished with an updated appraisal of the related
                                 Mortgaged Property which evidences that the outstanding principal balance of the related
                                 Mortgage Loan, after such parcel release, does not exceed 80% of the appraised value of the remaining Mortgaged Property; (iv) the debt service coverage ratio for the Mortgaged
                                 Property for the trailing 12 month period after giving effect to such release must not be less than 1.20x; and (v) if required by the mortgagee, the mortgagee has received confirmation from the rating agencies that the conveyance of the released parcel will not result in a downgrade, withdrawal or qualification of the then current ratings to be issued in connection with a securitization.

--------------------------------------------------------------------------------
Hilton Anatole (3406386)         The related Borrower has the right to cause
                                 the release of a portion of the related
                                 Mortgaged Property identified in the related
                                 Mortgage Loan documents as the "Trinity
                                 Tract", subject to the satisfaction of certain conditions, including, but not limited to: (i) the Trinity Tract is transferred to an unaffiliated third party; (ii) such release must not occur on a date that is within the period commencing 30 days prior to and terminating 30 days after the securitization of the Mortgage Loan; and (iii) the debt service coverage ratio of such Mortgaged
                                 Property after giving effect to such release will not be less than 1.60x (based upon (A) the net operating income reflected in the financial statements for the such Mortgaged
                                 Property prepared by Hilton Hotels Corporation or any replacement qualified manager and (B) the actual interest only debt service).

--------------------------------------------------------------------------------
Delavan Crossing (3405226)       The related loan agreement permits the release
                                 of a ten-foot strip of the Mortgaged Property subject to, among other things, the parties fulfilling the terms of the option agreement and receipt of a no downgrade confirmation from the rating agencies (if required by mortgagee).

--------------------------------------------------------------------------------
Stone Ridge Apartments (3406900) The related loan documents permit the related borrower to partially prepay the loan and obtain the release of a portion of the Mortgaged Property, subject to the satisfaction of certain conditions, including, but not limited to: (i) no event of default exists; (ii) borrower making a partial prepayment in the amount of $724,810.50 which is 115% of the allocated loan amount related to the release parcel based upon a 70.03% loan-to-value ration plus any and all prepayment premiums and yield maintenance amount as required under the related loan documents; and (iii) if required by the mortgagee, the mortgagee has received confirmation from the rating agencies that the conveyance of the released parcel will not result in a downgrade, withdrawal or qualification of the then current ratings to be issued in connection with a securitization.

--------------------------------------------------------------------------------
Ladera - Terrace Shops (3405119) The related Borrower is permitted to dedicate for public use certain portions of the
                                 Mortgaged Property and to convey a portion of the Mortgaged Property provided that such conveyances do not decrease the value of the Mortgaged Property.

--------------------------------------------------------------------------------
Hines Core Office Portfolio A    The related loan documents permit the related
(3407137)                        borrower to obtain the release of one or more,
                                 but not all, of the individual properties from
Hines Core Office Portfolio B    the lien of the related Mortgaged Property
(3407151)                        subject to the satisfaction of certain
                                 conditions, including, but not limited to: (i)
Hines Core Office Portfolio C    no event of default has occurred and is
(3407153)                        continuing; (ii) the related borrower prepays
                                 or defeases a portion of the related Mortgage
                                 Loan equal to 100% of the first $83,037,500 prepaid or defeased (and in accordance with the requirements for partial defeasance in the related loan documents) for any such released property and then, once $83,037,500 has been repaid, 110% of the remaining amount allocated to the respective release property or release properties; and (iii) the related borrower must pay the mortgagee a prepayment premium or provide appropriate defeasance collateral as described in the loan documents. In addition to the release of an individual property or individual properties, prior to the related anticipated repayment date, the substitution of one of the individual parcels, as defined in the related loan agreement, for another property of like kind and quality that is acquired by the related borrower is permitted subject to the satisfaction of certain conditions, including, but not limited to: (i) no event of default has occurred and is continuing; (ii) the allocated loan amounts of all released properties must not represent more than 30% of the original principal balance of the related Mortgage Loan prior to a proposed substitution; (iii) the mortgagee must receive evidence, that is reasonably acceptable to the mortgagee, that the substitute property is of similar quality and size and has similar occupancy and tenant credit quality as the released property; (iv) the mortgagee must receive an appraisal, reasonably acceptable to the mortgagee, showing a value for the substitute property equal to or greater than the value of such released property; (v) the debt service coverage ratio of such substitute property (as calculated utilizing the trailing
                                 12 month performance of such substitute
                                 property) must equal or be greater than the debt service coverage ratio of the entire related Mortgaged Property (as calculated utilizing the trailing 12 month performance of such released property and the remaining individual properties of such Mortgaged
                                 Property) immediately prior to the
                                 substitution; and (vi) the mortgagee must receive confirmation from the rating agencies that the release and substitution will not result in a qualification, downgrade or withdrawal of the ratings issued, or to be issued, in connection with a securitization involving the related Mortgage Loan.

--------------------------------------------------------------------------------
Lemon Grove Shopping Center      The related loan documents permit the related
(3404450)                        borrower to obtain the release of two portions
                                 of the Mortgaged Property, subject to the
                                 satisfaction of certain conditions, including,
                                 but not limited to: (A) for "Release Parcel I"
                                 (i) no event of default exists; (ii) mortgagee
                                 receiving an appraisal for the remaining
                                 Mortgaged Property which evidences a
                                 loan-to-value ratio not greater than 75%; and
                                 (ii) if required by the mortgagee, the
                                 mortgagee has received confirmation from the
                                 rating agencies that the conveyance of the
                                 released parcel will not result in a downgrade,
                                 withdrawal or qualification of the then current
                                 ratings to be issued in connection with a
                                 securitization and (B) for "Release Parcel I"
                                 (1) no event of default exists; (2) mortgagee
                                 receiving an appraisal for the remaining
                                 Mortgaged Property which evidences a
                                 loan-to-value ratio not greater than 68.47%;
                                 (3) payment of 125% of the principal amount of
                                 the Mortgage Loan attributable to the portion
                                 of the Mortgaged Property to be released (as
                                 determined by the multiplying the ratio of the
                                 release parcel's appraised value to the
                                 aggregate appraised value of the Mortgaged
                                 Property by the outstanding principal balance
                                 of the related Mortgage Loan); (4) the debt
                                 service coverage ratio after giving effect to
                                 such release must not be less than 1.15x for
                                 the trailing 12 month period preceding the
                                 release; and (5) if required by the mortgagee,
                                 the mortgagee has received confirmation from
                                 the rating agencies that the conveyance of the
                                 released parcel will not result in a downgrade,
                                 withdrawal or qualification of the then current
                                 ratings to be issued in connection with a
                                 securitization.
--------------------------------------------------------------------------------
Walgreen's Center (3402719)      The Mortgage Loans are cross-collateralized
                                 and cross-defaulted with each other, and the
Best Buy - Brentwood (3403076)   same Borrower owns both Mortgaged Properties.
                                 The release of one Mortgaged Property from the
                                 cross-collateralization and cross-default
                                 provisions must be permitted upon Borrower's
                                 sale of one of the Mortgaged Properties,
                                 provided that certain conditions set forth in
                                 the related Mortgage are met, including but
                                 not limited to, that a debt service coverage
                                 ratio for the remaining Mortgaged Property
                                 equal to or greater than 1.15x and the "Major
                                 Tenants" (as defined in the loan documents)
                                 meeting certain requirements regarding
                                 occupancy, bankruptcy, estoppels and two years
                                 or more remaining on any Major Tenant's lease
                                 provided, however, that in the event that a
                                 Major Tenant is dark or less than two years
                                 remain on the term of a Major Tenant's lease,
                                 the Borrower may still release of such
                                 Mortgaged Property from the
                                 cross-collateralization and cross-default
                                 provisions so long as the related mortgagee
                                 receives a prepayment of 15% of the principal
                                 balance of the Mortgage Loan.
--------------------------------------------------------------------------------

                              REPRESENTATION 27
                                 Defeasance.


--------------------------------------------------------------------------------
Sawgrass Mills (3407000)         In connection with a defeasance, the related
                                 Borrower is not responsible for the payment of
Arundel Mills (3407568)          servicing fees in excess of $10,000.

--------------------------------------------------------------------------------

                              REPRESENTATION 28
          Local Law Compliance; Non-Conforming Uses or Improvements.


--------------------------------------------------------------------------------
Sawgrass Mills (3407000)         Section V of the zoning report notes several
                                 outstanding building and zoning violations with respect to the related Mortgaged
                                 Property. The zoning report states that the failure to resolve the outstanding zoning violations will result in fines and assessments by the municipality against the owner of the related Mortgaged Property.

--------------------------------------------------------------------------------

                              REPRESENTATION 30
                            Single-Purpose Entity.


--------------------------------------------------------------------------------
The mortgage lender typically does not require that a Borrower have an outside independent director or member in connection with mortgage loans with an original principal balance of less than $30,000,000.
--------------------------------------------------------------------------------
Crossroads Business Park         The related Mortgage Loan has an original
Portfolio (3406945)              principal balance of equal to or greater than
                                 $30,000,000, however no independent director
                                 was required.
--------------------------------------------------------------------------------
Crescent Crown Distributing
(3406066)

Sports Club LA - Orange County   The related Mortgage Loan has an original
(3407164)                        principal balance of $20,000,000 or more,
                                 however a counsel's opinion regarding
CVS Portfolio Texas (3405982)    non-consolidation of the Mortgagor was not
                                 included in the Mortgage Loan file.
CVS Portfolio Louisiana
(3406312)

--------------------------------------------------------------------------------
Sawgrass Mills (3407000)         The related Borrower previously owned certain
                                 property other than the Mortgaged Property
                                 (the "Previously Owned Property"), however pursuant to the related loan agreement, as of the closing date of such Mortgage Loan (a) the ownership of the Previously Owned Property has been transferred to another entity or entities, (b) such Borrower has no direct or indirect ownership interest (other than any cross easements or other similar rights) in the Previously Owned Property, (c) to best of such Borrower's knowledge, such Borrower has no contingent liabilities in connection with the Previously Owned Property.

--------------------------------------------------------------------------------
Walgreen's Center (3402719)      The Borrower is the same entity under both
                                 Mortgage Loans and owns the Mortgaged Property
Best Buy - Brentwood (3403076)   under each Mortgage Loan.

--------------------------------------------------------------------------------

                              REPRESENTATION 31
                                 No Advances.


--------------------------------------------------------------------------------
Belward South (3406167)          The related Mortgaged Property is owned by the
                                 owner of the related Borrower and such
Belward North (3406163)          Borrower executed the related Mortgage Note
                                 and loan agreement.  The related Mortgage Loan
Arundel Mills (3407568)          is secured by an Indemnity Guaranty and an
                                 Indemnity Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture
                                 Filing, which documents have been executed by the owner of the related Borrower. This structure is known as an Indemnity Deed of Trust, which is specific to the State of Maryland.

--------------------------------------------------------------------------------

                              REPRESENTATION 32
                       Litigation or Other Proceedings.


--------------------------------------------------------------------------------
Lakeside Mall (3406989)          There is a pending lawsuit by The Higbee
                                 Company, the operator of the Dillard's store at Lakeside Mall, against Greater Lakeside
                                 Corp. (the related property manager), Causeway
                                 LLC of Delaware, Broadwall Management Corp.
                                 and Jeffrey Feil, the related borrower
                                 principal.  The complaint, which was filed May
                                 26, 2006, includes 12 causes of action based upon the terms of the store lease, but doesn't specify damages. However, plaintiff's initial disclosures reveal that they are claiming
                                 $10.2 million in "storm related damages", $3.9 million for "replacement of building systems" and an unspecified amount for lost profits.
                                 Defendants have deposited $1.6 million in escrow to cover possible monies due to the plaintiff (that is the amount the insurance company had reserved for the storm-related damages to the Dillard's store).

--------------------------------------------------------------------------------
Sawgrass Mills (3407000)         Search results included in the Mortgage Loan
                                 file noted pending suits and judgments against Sunrise Mills (MLP) Limited Partnership,
                                 Sawgrass Mills Phase II Limited Partnership,
                                 Sawgrass Mills Phase III Limited Partnership and The Mills Limited Partnership.

                                 In addition, the related loan agreement refers to an ongoing tax dispute which is being contested by the related Borrower.

--------------------------------------------------------------------------------

                              REPRESENTATION 38
                            Licenses and Permits.


--------------------------------------------------------------------------------
Sports Club LA - Orange County   The liquor license for the health club cafe is
(3407164)                        held by a parent company of the related
                                 Borrower.

--------------------------------------------------------------------------------

                              REPRESENTATION 41
                           Non-Recourse Exceptions.


--------------------------------------------------------------------------------
Ladera - Terrace Shops (3405119)            The Borrower Principal is not a
                                            natural person.
Delavan Crossing (3405226)

CVS Portfolio Texas (3405982)

Crescent Crown Distributing (3406066)

CVS Portfolio Louisiana (3406312)

CVS Mississippi (3406313)

Superior III Self Storage (3406609)

Scottsdale Spectrum (3406702)

USPS - Jamaica Plain (3406780)

Gander Mountain Eden Prairie, MN (3407161)

501 Richardson Drive (3407227)

310 Lafayette Avenue (3407647)

Archstone North Dallas (3404632)

Wickes Furniture Store (3404835)

Lakeview Commerce Center (3406809)

The Villages of Kitty Hawk (3407356)

CVS - Gulfport (3406313)
--------------------------------------------------------------------------------
Penn Warner Industrial Park (3406156)       There is no Borrower Principal in
                                            connection with these Mortgage
Hilton Anatole (3406386)                    Loans.

La Jolla Executive Tower (3406566)

Station Nine Apartments (3406656)

Stone Ridge Apartments (3406900)

Hines Core Office Portfolio A (3407137)

Hines Core Office Portfolio B (3407151)

Hines Core Office Portfolio C (3407153)

Advantage Storage (3404600)

--------------------------------------------------------------------------------
Sawgrass Mills (3407000)                    The Mortgage Loan is a fully
                                            recourse loan with a payment
Arundel Mills (3407568)                     guaranty made by an entity which is
                                            not a natural person.

--------------------------------------------------------------------------------
Penn Warner Industrial Park (3406156)       An environmental insurance policy
                                            was obtained in lieu of recourse
                                            for violations of environmental
                                            laws.

--------------------------------------------------------------------------------

                              REPRESENTATION 42
                            Separate Tax Parcels.


--------------------------------------------------------------------------------
380 Lafayette Street (3406692)   The Mortgaged Property was not a separate tax
                                 lot as of the closing date of the related
                                 Mortgage Loan. A guaranty of the payment of real estate taxes is in effect until separation of the tax lot is completed.

--------------------------------------------------------------------------------
Walgreen's Center (3402719)      The Mortgaged Property will not be a separate
                                 tax lot until the 2008-2009 tax year.  The
Best Buy - Brentwood (3403076)   related loan agreement states that the
                                 Borrower has prepaid real estate taxes until the 2008-2009 tax year in accordance with applicable subdivision laws.

--------------------------------------------------------------------------------

                              REPRESENTATION 43
                            Financial Statements.


--------------------------------------------------------------------------------
Some Mortgage Loan documents provide that annual financial statements will be audited by an independent certified public accountant upon the request of the holder of the related Mortgage Loan only following the occurrence of an event of default under such loan documents or only if financial statements are not delivered in a timely fashion.
--------------------------------------------------------------------------------
Arundel Mills (3407568)          The Mortgage Loan has an original principal
                                 balance of greater than $20,000,000, and there
Sawgrass Mills (3407000)         is no requirement that the financial
                                 statements be audited upon the request of the holder of the Mortgage Loan.

--------------------------------------------------------------------------------

                              REPRESENTATION 44
                          Fee/Leasehold Properties.


--------------------------------------------------------------------------------
Quinsigamond Plaza (3405849)     Assignments of the related Borrower's interest
                                 in the related Ground Lease require the
                                 consent of the related lessor under the Ground
                                 Lease; however, the related Borrower is
                                 entitled to mortgage its interest in the
                                 Ground Lease without the consent of the ground
                                 lessor under the Ground Lease, and the
                                 mortgagee under the related Mortgage Loan is
                                 entitled to assign its interest in the Ground
                                 Lease upon notice to, but without the consent
                                 of, the lessor under the Ground Lease to a
                                 trustee in connection with a securitization of
                                 such Mortgage Loan.
--------------------------------------------------------------------------------
Quinsigamond Plaza (3405849)     The related lessor under the related Ground
                                 Lease must enter into a new ground lease with the mortgagee under the related Mortgage Loan upon termination of such Ground Lease due to a default by the related Borrower thereunder.
                                 However, with respect to a bankruptcy by such Borrower, there is no similar "new lease" provision; instead, if the related lessor under such Ground Lease is entitled to terminate such Ground Lease due to Borrower bankruptcy, then the mortgagee under such Mortgage Loan will have the right to postpone the termination of such Ground Lease, cure any Borrower defaults and obtain Borrower's interest in the related Mortgaged Property within a timeframe of three months or such longer time as is necessary, so long as the mortgagee under such Mortgage Loan is diligently pursuing the required steps to obtain Borrower's interest. The related
                                 Ground Lease is silent as to the requirement for a new ground lease in the event that the related mortgagee under the related Mortgage
                                 Loan fails to prevent termination of such Ground Lease as described in the preceding sentence.

--------------------------------------------------------------------------------
Sawgrass Mills (3407000)         The Ground Lease relating to Phase V is silent
                                 regarding a requirement for the related ground lessor to enter into a new Ground Lease with a mortgagee upon termination of such Ground
                                 Lease as a result of any default or as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related
                                 Borrower unless the mortgagee under such Mortgage Loan fails to cure a curable default of the lessee under such Ground Lease following notice thereof from the lessor.

--------------------------------------------------------------------------------
Sawgrass Mills (3407000)         The Ground Lease covering Phase V states that
                                 Landlord is entitled to receive all of the insurance proceeds/condemnation awards, but agrees to make such proceeds/awards available to the Borrower for the reconstruction of the Mortgaged Property. Any excess proceeds/awards are required to be utilized to redeem the Series 2003 Bonds (as defined in the related Mortgage Loan documents).

--------------------------------------------------------------------------------
Quinsigamond Plaza (3405849)     The Ground Lease does not require the related
                                 mortgagee's prior consent prior to amendments
Sawgrass Mills (3407000)         or modifications thereto.
--------------------------------------------------------------------------------
Sawgrass Mills (3407000)         The ground leases and the ground sub-lease are
                                 silent regarding any provision that such ground lease will remain prior to any mortgage or other lien upon the related Fee Interest.

--------------------------------------------------------------------------------
Sawgrass Mills (3407000)         The Ground Lease relating to Phase V requires
                                 the related ground lessor's consent for
                                 subleases by the related Borrower.  The
                                 consent of the related ground lessor is also required for assignments of the Ground Lease, unless it is a collateral assignment or mortgage of the leasehold estate, or unless the proposed assignee is a purchaser of the entire shopping center on the Property.

--------------------------------------------------------------------------------
CVS Portfolio - Texas (3405982)  The Mortgaged Property is to be used solely for the purpose of the construction and
                                 operation of a retail drugstore/pharmacy and all related uses typically found in drug stores operated by the tenant (or its subtenant, Eckerd Corporation).

--------------------------------------------------------------------------------
310 Lafayette Avenue (3407647)   After the fifth anniversary of the date of the
                                 Ground Lease (which anniversary is June 15,
                                 2002), Borrower has the absolute right to assign the Ground Lease or convey tenant's interest in the building to an entity having
                                 (a) a minimum net worth of $1,000,000 as of the date of such assignment and (b) experience in operating medical office buildings (or has agreed to retain an experienced property manager).

--------------------------------------------------------------------------------
Walgreens-New Albany, IN         Any mortgage placed on the Mortgaged Property
(3407344)                        by landlord is required to be subject to the
                                 Ground Lease; however, tenant is required to subordinate the Ground Lease to any such encumbrance under a subordination, non-disturbance and attornment agreement in a form acceptable to tenant and Walgreens.

--------------------------------------------------------------------------------
CVS Portfolio Texas (3405982)    The Ground Lease extends 20 years beyond the
                                 Stated Maturity Date of the Mortgage Loan,
Lakeside Mall (3406989)          however, the Ground Lease does not extend 10
                                 years beyond the amortization term of the
                                 Mortgage Loan.
--------------------------------------------------------------------------------
Sawgrass Mills (3407000)         The "Phase V" Ground Lease extends 20 years
                                 beyond the Stated Maturity Date for the
                                 Mortgage Loan, however, the Ground Lease does
                                 not extend 10 years beyond the amortization
                                 term of the Mortgage Loan.  The term of the
                                 Ground Lease may be sooner terminated in the
                                 event that the Series 2003 Bonds (as defined
                                 in the related Mortgage Loan documents) are
                                 retired prior to the natural expiration of the
                                 term of such Ground Lease, unless such
                                 retirement is done in connection with the
                                 issuance of refunding bonds, in which case the
                                 term of the Ground Lease will terminate when
                                 the refunding bonds are retired.
--------------------------------------------------------------------------------

                              REPRESENTATION 45
                             Fee Simple Interest.


--------------------------------------------------------------------------------
Belward South (3406167)          The related Mortgaged Property is owned by the
                                 owner of the related Borrower, and such
Belward North (3406163)          Borrower executed the related Mortgage Note
                                 and loan agreement.  The related Mortgage Loan
Arundel Mills (3407568)          is secured by an Indemnity Guaranty and an
                                 Indemnity Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture
                                 Filing, which documents have been executed by the owner of the related Borrower. This structure is known as an Indemnity Deed of Trust, which is specific to the State of Maryland.

--------------------------------------------------------------------------------

                              REPRESENTATION 46
                                  ARD Loans.


--------------------------------------------------------------------------------
Gander Mountain Knoxville        The Mortgage Loan is an ARD Loan, and monthly
(3405511)                        payments on the related Mortgage Loan are
                                 interest only for two years.
Gander Mountain Winchester
(3405513)
--------------------------------------------------------------------------------
Delavan Crossing (3405226)       The Mortgage Loan is an ARD Loan, and monthly
                                 payments on the related Mortgage Loan are
                                 interest only for 10 years.
--------------------------------------------------------------------------------
Gander Mountain Eden Prairie,    The Mortgage Loan is an ARD Loan, and monthly
MN (3407161)                     payments on the related Mortgage Loan are
                                 interest only for the term of the Loan.

--------------------------------------------------------------------------------

                              REPRESENTATION 52
                           Mortgagor Concentration.


--------------------------------------------------------------------------------
Walgreen's Center (3402719)      These two cross-collateralized Mortgage Loans
                                 have the same Mortgagor.
Best Buy - Brentwood (3403076)

--------------------------------------------------------------------------------

                           BACM 2007-4 SECURITIZATION

                                  SCHEDULE IIA

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
                   WITH RESPECT TO THE BRIDGER MORTGAGE LOANS

Schedule IIA (6) Assignment of Leases and Rents
-----------------------------------------------

      To the extent that a Mortgagor leases all or part of the Mortgaged Property to a master lessee, which master lessee enters into leases with tenants of such Mortgaged Property, such master lessee owns an interest in any payments due under such leases.

Schedule IIA (9) Mortgage Lien
------------------------------

      The Mortgaged Property securing the Re/Max Building Mortgage Loan (Loan No. 22402) is part of a land condominium, and the related condominium association has a lien for any unpaid assessments not timely paid (an "Assessment Lien"). The condominium declaration provides that any Assessment Lien for common expenses has priority over the Mortgage, except when such Assessment Lien for a common expense relates to capital improvements and such amount is due within six months prior to a sale of the Mortgaged Property in connection with a judicial or non-judicial foreclosure action.

Schedule IIA (12) Condition of Property; No Condemnation; No Encroachments
--------------------------------------------------------------------------

      With respect to the Holiday Inn Express - Sugarland Texas Mortgage Loan (Loan No. 24187), the Loan Documents required an escrow of an amount equal to 100%, rather than 125%, of the estimated cost to complete necessary repairs to the Mortgaged Property.

Schedule IIA (14) Insurance
---------------------------

      With respect to each Bridger Mortgage Loan, the related Mortgage requires the Mortgagor to maintain such insurance as the mortgagee may require, and thus permits the mortgagee to require the maintenance of the insurance described in this section.

      With respect to the Mills Way Mortgage Loan (Loan No. 24298), the Mortgaged Property is located in California and has a PML of 24%. The Mortgagor and guarantors, in lieu of obtaining earthquake insurance, have executed personal guaranties to cover any losses suffered by the mortgagee from earthquake damage.

Schedule IIA (17) Additional Collateral
---------------------------------------

      The Loan Documents with respect to the Berry Avenue Office - Colorado Mortgage Loan (Loan No. 23967) permit the related Mortgagor, at any time after the closing of such Mortgage Loan, to incur subordinate debt secured by the related Mortgaged Property if the mortgagee approves such subordinate debt in its reasonable discretion and the Mortgagor satisfies certain financial criteria and other requirements.

      The Loan Documents with respect to the Bandera Oaks Mortgage Loan (Loan No. 24230) permit the related Mortgagor, at any time more than twelve months after the securitization of such Mortgage Loan, to incur subordinate debt secured by the related Mortgaged Property if the mortgagee approves such subordinate debt in its reasonable discretion and the Mortgagor satisfies certain financial criteria and other requirements.

      The Loan Documents with respect to the Winterpock Mortgage Loan (Loan No. 22458) and the Mills Way Mortgage Loan (Loan No. 24298) permit the related Mortgagor, at any time more than twenty-four months after the securitization of such Mortgage Loan, to incur subordinate debt secured by the related Mortgaged Property if the mortgagee approves such subordinate debt in its reasonable discretion and the Mortgagor satisfies certain financial criteria and other requirements.

      The Loan Documents with respect to the Self Storage City Mortgage Loan (Loan No. 24107) permit the related Mortgagor, at any time more than twenty-four months after the securitization of such Mortgage Loan, to incur subordinate debt secured by the related Mortgaged Property if the mortgagee approves such subordinate debt in its discretion and the Mortgagor satisfies certain financial criteria and other requirements.

Schedule IIA (19) Environmental Conditions
------------------------------------------

      With respect to the Trinity Ridge Business Center Mortgage Loan (Loan No. 22740), the Currell Centre Mortgage Loan (Loan No. 23893) and the Sherwood Village Mortgage Loan (Loan No. 23585), the related loan assumption agreements provide that the added tenant-in-common Mortgagors (the "New TICs," which term does not include the respective original Mortgagor) do not have any personal liability (whether under any recourse carve-outs or exceptions to non-recourse provisions or otherwise) for environmental matters.

Schedule IIA (21) Bankruptcy
----------------------------

      To the extent any Mortgagor leases all or part of the Mortgaged Property to tenants, the Seller makes no representation regarding the bankruptcy or insolvency of any tenant at the Mortgaged Property.

Schedule IIA (22) Whole Loan; Interest Only; No Equity Participation or
-----------------------------------------------------------------------
Contingent Interest
-------------------

      Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the first two years of such Mortgage Loan's term:

            Loan No.          Mortgage Loan
            --------          -------------
            24431             Glenshire Villas
            20067             Sawmill Apartments
            19956             Rivers Bend
            23939             Liberty Square
            22402             Re/Max Building
            23724             Eagle Clocktower
            24278             Kirkwood Retail

      Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the first three years of such Mortgage Loan's term:

            Loan No.          Mortgage Loan
            --------          -------------
            23283             Springhill Apartments
            23787             Alpert LP Office
            24112             Brookview Court Apartments

      Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the first five years of such Mortgage Loan's term:

            Loan No.          Mortgage Loan
            --------          -------------
            23999             Manzanita Gate
            22624             Puyallup Wal-Mart Center
            24107             Self Storage City
            23238             Bakerview Retail
            24131             Sumner Retail

      Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the first six years of such Mortgage Loan's term:

            Loan No.          Mortgage Loan
            --------          -------------
            24011             Warm Springs Industrial - Las Vegas
            24230             Bandera Oaks

      Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the Mortgage Loan's entire term:

            Loan No.          Mortgage Loan
            --------          -------------
            22740             Trinity Ridge Business Center
            22458             Winterpock
            23893             Currell Centre
            23585             Sherwood Village

      With respect to the One 11 Plaza Mortgage Loan (Loan No. 19960), the Loan Documents provide for interest-only payments without principal amortization until the earlier of (i) two years after the closing date of the Mortgage Loan or (ii) the date that the entire amount of a related holdback is disbursed.

Schedule IIA (23) Transfers and Subordinate Debt
------------------------------------------------

      With respect to the Warm Springs Industrial - Las Vegas Mortgage Loan (Loan No. 24011), the Mortgagor consists of two limited liability companies (the "Warm Springs TIC Borrowers") that own the Mortgaged Property as tenants-in-common. The related Loan Documents permit either Warm Springs TIC Borrower to transfer its respective interest in the Mortgage Property to the other Warm Springs TIC Borrower provided that certain conditions set forth in the Loan Documents are satisfied.

      With respect to the Trinity Ridge Business Center Mortgage Loan (Loan No. 22740):

            (i) the Loan Documents permitted the Mortgagor to transfer tenant-in-common interests in the Mortgaged Property provided that each purchaser of a tenant-in-common interest satisfied the mortgagee's single-purpose entity requirements and certain other conditions were satisfied, and such transfers were all completed within 90 days after the origination date of the Mortgage Loan; and

            (ii) the related tenant-in-common agreements provide that if tenants-in-common owning at least 60% of the interests in the Mortgaged Property (the "Approving TICs") vote to approve a decision requiring unanimous consent, then each tenant-in-common that voted against such decision (the "Dissenting TICs") must take one of the following actions:
      (a) change its vote to approve such decision and thus become an Approving TIC; (b) sell its interest in the Mortgaged Property to any Approving TIC(s) that have exercised an option to purchase such Dissenting TIC's interest; or (c) purchase each Approving TIC's interest in the Mortgaged Property. The purchase price for the options described in clauses (b) and
      (c) is determined under the tenant-in-common agreements, which generally require the TICs to obtain an independent appraisal for such determination.

      With respect to the Springhill Apartments Mortgage Loan (Loan No. 23283), the Mortgagor consists of two limited liability companies (the "Springhill TIC Borrowers") that own the applicable Mortgaged Property as tenants-in-common. The related Loan Documents permit one of the Springhill TIC Borrowers to transfer its interest in the Mortgage Property to the other Springhill TIC Borrower provided that certain conditions set forth in the Loan Documents are satisfied.

      With respect to the Currell Centre Mortgage Loan (Loan No. 23893) and the Sherwood Village Mortgage Loan (Loan No. 23585):

            (i) the Loan Documents permitted the Mortgagor to transfer tenant-in-common interests in the Mortgaged Property provided that each purchaser of a tenant-in-common interest satisfied the mortgagee's single-purpose entity requirements and certain other conditions were satisfied, and such transfers were all completed within 90 days after the origination date of the Mortgage Loan; and

             (ii) the related tenant-in-common agreements provide that if tenants-in-common owning at least 70% of the interests in the Mortgaged Property (each, an "Approving TIC") vote to: (a) approve a sale or refinancing of the Mortgaged Property; or (b) take action to prevent or cure an event of default under the Loan Documents, then each Approving TIC will have the right to purchase the interest of the tenants-in-common that voted against such decision. The purchase price for the options described above is determined under the tenant-in-common agreements, which generally require the TICs to obtain an independent appraisal for such determination.

      With respect to the Brookview Court Apartments Mortgage Loan (Loan No. 24112), the New York county of Schenectady has a parking easement over a portion of the Mortgaged Property and has an option to buy such portion of the Mortgaged Property.

Schedule IIA (24) Waivers and Modifications
-------------------------------------------

      With respect to the Mills Way Mortgage Loan (Loan No. 24298), the Loan Documents were amended pursuant to a side letter agreement to extend the time period within which the Mortgagor must complete certain repairs to the Mortgaged Property.

      With respect to the Re/Max Building Mortgage Loan (Loan No. 22402), the Loan Documents were amended, re-filed and re-recorded, as applicable, to correct the legal description of the Mortgaged Property (but no real property collateral was added or released pursuant to such modifications) and to insert condominium mortgagee protection provisions.

Schedule IIA (26) Releases of Mortgaged Property
------------------------------------------------

      With respect to the Brookview Court Apartments Mortgage Loan (Loan No. 24112), the New York county of Schenectady has a parking easement over a portion of the Mortgaged Property and has an option to buy such portion of the Mortgaged Property.

Schedule IIA (30) Single-Purpose Entity
---------------------------------------

      With respect to the Manzanita Gate Mortgage Loan (Loan No. 23999) and the Point View Shopping Center Mortgage Loan (Loan No. 24534), the related Mortgagor does not have, and the Mortgagor's organization documents do not require, an outside independent member.

      With respect to the Warm Springs Industrial - Las Vegas Mortgage Loan (Loan No. 24011):

            (i) the Mortgagor consists of two limited liability companies (each, a single-purpose entity) that own the Mortgaged Property as tenants-in-common ("TIC Owners"); and

            (ii) neither TIC Owner has, and neither TIC Owner's organizational documents require, an outside independent member.

      With respect to the Trinity Ridge Business Center Mortgage Loan (Loan No. 22740):

            (i) the Loan Documents permitted the Mortgagor to transfer tenant-in-common interests in the Mortgaged Property provided that each purchaser of a tenant-in-common interest satisfied the mortgagee's single-purpose entity requirements and certain other conditions were satisfied, and such transfers were all completed within 90 days after the origination date of the Mortgage Loan. The Mortgagor now consists of 23 tenants-in-common; and

            (ii) no Mortgagor has, and the Mortgagor's organization documents do not require, an outside independent member.

      With respect to the Springhill Apartments Mortgage Loan (Loan No. 23283), the Mortgagor consists of two limited liability companies that own the Mortgaged Property as tenants-in-common.

      With respect to the Currell Centre Mortgage Loan (Loan No. 23893), the Loan Documents permitted the Mortgagor to transfer tenant-in-common interests in the Mortgaged Property provided that each purchaser of a tenant-in-common interest satisfied the mortgagee's single-purpose entity requirements and certain other conditions were satisfied, and such transfers were all completed within 90 days after the origination date of the Mortgage Loan. The Mortgagor now consists of 14 tenants-in-common.

      With respect to the Sherwood Village Mortgage Loan (Loan No. 23585), the Loan Documents permitted the Mortgagor to transfer tenant-in-common interests in the Mortgaged Property provided that each purchaser of a tenant-in-common interest satisfied the mortgagee's single-purpose entity requirements and certain other conditions were satisfied, and such transfers were all completed within 90 days after the origination date of the Mortgage Loan. The Mortgagor now consists of eight tenants-in-common.

Schedule IIA (31) No Advances
-----------------------------

      With respect to the Trinity Ridge Business Center Mortgage Loan (Loan No. 22740), in connection with the transaction documents under which the Mortgagor purchased the related Mortgaged Property, upon a default under the Mortgage Loan Documents the mortgagee will be entitled to receive monthly payments from two escrow funds (the "Skate Park Escrow" and the "Building 7866 Escrow") owned by the Mortgaged Property seller. The mortgagee's right to receive payments will terminate twelve (12) months after the Closing Date with respect to the Skate Park Escrow and eighteen
      (18) months after the Closing Date with respect to the Building 7866
      Escrow.

      With respect to the Bandera Oaks Mortgage Loan (Loan No. 24230), in connection with the transaction documents under which the Mortgagor purchased the related Mortgaged Property, the mortgagee receives a monthly payment from an escrow fund owned by the Mortgaged Property seller.

      With respect to the Sherwood Village Mortgage Loan (Loan No. 23585), in connection with the transaction documents under which the Mortgagor purchased the related Mortgaged Property, upon a default under the Mortgage Loan Documents the mortgagee will be entitled to receive monthly payments from an escrow fund owned by the Mortgaged Property seller. The mortgagee's right to receive payments will terminate twelve (12) months after the Closing Date with respect to such escrow fund.

Schedule IIA (37) Escrow Deposits
---------------------------------

      It is anticipated that the primary servicers of the Bridger Mortgage Loans will retain possession of the escrows, deposits and payments on behalf of the Depositor, rather than conveying possession thereof to the Depositor on the Closing Date.

Schedule IIA (41) Non-Recourse Exceptions
-----------------------------------------

      Each of the following Mortgage Loans has a non-recourse carve-out for "fraud or intentional misrepresentation" rather than "fraud or material misrepresentation":

            Loan No.          Mortgage Loan
            ---------         ------------------
            23999             Manzanita Gate
            22740             Trinity Ridge Business Center
            24534             Point View Shopping Center
            22458             Winterpock
            24230             Bandera Oaks
            19960             One 11 Plaza
            23025             Ruston Center
            22624             Puyallup Wal-Mart Center
            24298             Mills Way
            24187             Holiday Inn Express - Sugarland Texas
            20067             Sawmill Apartments
            23893             Currell Centre
            24107             Self Storage City
            19956             Rivers Bend
            24141             La Quinta - Webster
            22075             Paris Building
            12784             Otter Creek Mini Storage & Office
            24079             Coupes Village
            23967             Berry Avenue Office - Colorado
            23585             Sherwood Village
            23939             Liberty Square
            23238             Bakerview Retail
            24344             Microtel Inn
            23886             Harvard and Westgate Buildings
            22402             Re/Max Building
            24131             Sumner Retail
            23724             Eagle Clocktower

      With respect to the Trinity Ridge Business Center Mortgage Loan (Loan No. 22740), the Currell Centre Mortgage Loan (Loan No. 23893) and the Sherwood Village Mortgage Loan (Loan No. 23585), the related loan assumption agreements provide that the added tenant-in-common Mortgagors (the "New TICs," which term does not include the respective original Mortgagor) do not have any personal liability (whether under any recourse carve-outs or exceptions to non-recourse provisions or otherwise) for environmental matters.

      With respect to the Paris Building Mortgage Loan (Loan No. 22075), a corporation rather than a natural person is the guarantor.

Schedule IIA (43) Financial Statements
--------------------------------------

      With respect to the following Bridger Mortgage Loans, the related Loan Documents require the delivery of at least quarterly operating statements as well as an annual balance sheet of the related Mortgagor (but such Loan Documents do not specifically require (i) the delivery of an annual operating statement or (ii) that the annual balance sheet include a statement of changes in financial position):

            Loan No.          Mortgage Loan
            --------          -------------
            24011             Warm Springs Industrial - Las Vegas
            22740             Trinity Ridge Business Center
            24534             Point View Shopping Center
            22458             Winterpock
            24230             Bandera Oaks
            19960             One 11 Plaza
            23025             Ruston Center
            22624             Puyallup Wal-Mart Center
            24298             Mills Way
            23893             Currell Centre
            24107             Self Storage City
            19956             Rivers Bend
            24141             La Quinta - Webster
            24079             Coupes Village
            23967             Berry Avenue Office - Colorado
            23585             Sherwood Village
            23238             Bakerview Retail
            24344             Microtel Inn
            23886             Harvard and Westgate Buildings
            22402             Re/Max Building
            24131             Sumner Retail
            23724             Eagle Clocktower

Bridger Mortgage Loans
----------------------

      The following Mortgage Loans are the Bridger Mortgage Loans:

            Loan No.          Mortgage Loan
            --------          -------------
            23999             Manzanita Gate
            24011             Warm Springs Industrial-Las Vegas
            24431             Glenshire Villas
            22740             Trinity Ridge Business Center
            24534             Point View Shopping Center
            22458             Winterpock
            24230             Bandera Oaks
            23283             Springhill Apartments
            19960             One 11 Plaza
            23025             Ruston Center
            22624             Puyallup Wall Mart Center
            24298             Mills Way
            23787             Alpert LP Office
            24187             Holiday Inn Express-Sugarland, TX
            20067             Sawmill Apartments
            23893             Currell Centre
            24107             Self Storage City
            19956             Rivers Bend
            24141             La Quinta - Webster
            22075             Paris Building
            12784             Otter Creek Mini Storage & Offices
            24079             Coupes Village
            23967             Berry Avenue Office - Colorado
            22992             Market Square East Shopping Center
            24112             Brookview Court Apartments
            23585             Sherwood Village
            23939             Liberty Square
            23238             Bakerview Retail
            24344             Microtel Inn
            23886             Harvard and Westgate Buildings
            22526             Garden Plaza
            22402             Re/Max Building
            24131             Sumner Retail
            23724             Eagle Clocktower
            24278             Kirkwood Retail